As filed with the Securities and Exchange Commission on November 14, 1997


                                        Securities Act Registration No. 333-7305
                                Investment Company Act Registration No. 811-7685

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

                        Pre-Effective Amendment No.                [ ]

                        Post-Effective Amendment No. 2             [X]


                                   and/or



  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]



                               Amendment No. 3



                            FRONTEGRA FUNDS, INC.
             (Exact Name of Registrant as Specified in Charter)


                 400 SKOKIE BLVD.
                     SUITE 500
               NORTHBROOK, ILLINOIS                               60062
     (Address of Principal Executive Offices)                  (Zip Code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (847) 509-9860

                           WILLIAM D. FORSYTH III
                         400 SKOKIE BLVD., SUITE 500
                         NORTHBROOK, ILLINOIS  60062
                   (Name and Address of Agent for Service)

                                 Copies to:

                                CAROL A. GEHL
                            GODFREY & KAHN, S.C.
                           780 NORTH WATER STREET
                         MILWAUKEE, WISCONSIN  53202


     In accordance with Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares of its common stock, $.01 par value; the Registrant's Rule 24f-2 Notice for the year ending October 31, 1997 will be filed on or before December 30, 1997.


     It is proposed that this filing will become effective (check appropriate box):

      [x] immediately upon filing pursuant to paragraph (b) of Rule 485.

      [ ] on (date) pursuant to paragraph (b) of Rule 485.

      [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

      [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

      [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.


      [X] on January 30, 1998 pursuant to paragraph (a)(2) of Rule 485.

                            CROSS REFERENCE SHEET



     (Pursuant to Rule 481 showing the location in the Prospectuses and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).




                                                Caption or Subheading in
                                                Prospectuses or Statement
Item No. on Form N-1A                           of Additional Information
---------------------                           -------------------------

PART A - INFORMATION REQUIRED IN PROSPECTUS

1.   Cover Page                                 Cover Page

2.   Synopsis                                   Summary; Summary of Portfolio Expenses

3.   Condensed Financial Information            Financial Highlights

4.   General Description of Registrant          Organization; Investment Objectives and Policies;
                                                Investment Techniques and Risks; Investment
                                                Restrictions

5.   Management of the Fund                     Management; Summary of Expenses

5A.  Management's Discussion of Fund
     Performance                                *

6.   Capital Stock and Other Securities         Dividends, Capital Gain Distributions
                                                and Tax Treatment; Organization

7.   Purchase of Securities Being Offered       How to Purchase Shares; Determination of
                                                Net Asset Value; Exchange Privilege

8.   Redemption or Repurchase                   How to Redeem Shares; Determination of
                                                Net Asset Value; Exchange Privilege

9.   Pending Legal Proceedings                  *

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page                                 Cover Page
11.  Table of Contents                          Table of Contents

12.  General Information and History            Included in Prospectuses under the heading
                                                Organization
13.  Investment Objectives and Policies         Investment Restrictions; Investment
                                                Policies and Techniques

14.  Management of the Fund                     Directors and Officers

15.  Control Persons and Principal Holders of   Principal Shareholders; Directors and
     Securities                                 Officers; Investment Adviser


16.  Investment Advisory and Other Services     Investment Adviser; Management (in Prospectuses);
                                                Custodian; Transfer Agent and Dividend-Disbursing
                                                Agent; Independent Auditors

17.  Brokerage Allocation and Other Practices   Fund Transactions and Brokerage

18.  Capital Stock and Other Securities         Included in Prospectuses under the
                                                heading Organization

19.  Purchase, Redemption and Pricing of        Included in Prospectuses under the headings How to
     Securities Being Offered                   Purchase Shares; Determination of Net Asset Value;
                                                How to Redeem Shares; Exchange Privilege; and in
                                                the Statement of Additional Information under the
                                                heading Determination of Net Asset Value

20.  Tax Status                                 Included in Prospectus under the heading Dividends,
                                                Capital Gain Distributions and Tax Treatment; and in
                                                the Statement of Additional Information under the
                                                heading Taxes

21.  Underwriters                               *

22.  Calculations of Performance Data           Performance Information

23.  Financial Statements                       Financial Statements



__________________
*  Answer negative or inapplicable.

                                 PROSPECTUS


                               JANUARY 30, 1998





                            FRONTEGRA FUNDS, INC.


                      FRONTEGRA TOTAL RETURN BOND FUND




                     C/O SUNSTONE INVESTOR SERVICES, LLC
                               P. O. BOX 2142
                       Milwaukee, Wisconsin  53201-2142



                               1-888-825-2100




     THE FRONTEGRA TOTAL RETURN BOND FUND (the "Fund") is a series of FRONTEGRA FUNDS, INC., an open-end, management investment company, known as a mutual fund (the "Company").







The investment objective of the Fund is a high level of total return, consistent with the preservation of capital. The Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities. The Fund is 100% no-load. There are no sales, redemption or 12b-1 fees.



     This Prospectus sets forth concisely the information that you should be aware of prior to investing in the Fund. Please read this Prospectus carefully and retain it for future reference. Additional information regarding the Company and the Fund is included in the Statement of Additional
Information dated January 30, 1998, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference. A copy of the Company's Statement of Additional Information is available without charge by writing to the Company at the address listed above or by calling, toll-free, 1-888-825-2100.



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS

                                                                            Page

SUMMARY                                                                        1

    Investment Objective                                                       1
    Risk Factors                                                               1
    Investment Adviser                                                         1
    Purchases and Redemptions                                                  1
    Shareholder Services                                                       1

SUMMARY OF EXPENSES                                                            2

    Fee Tables                                                                 2
    Example                                                                    2

FINANCIAL HIGHLIGHTS                                                           2

INVESTMENT OBJECTIVES AND POLICIES                                             4

INVESTMENT TECHNIQUES AND RISKS                                                4

    Fixed Income Securities                                                    4
    Reverse Repurchase Agreements and Mortgage Dollar Rolls                    7
    When-Issued Securities                                                     8
    Illiquid Securities                                                        8
    Repurchase Agreements                                                      8
    Foreign Securities and Currencies                                          8
    Derivative Instruments                                                     9
    Portfolio Turnover                                                         9

INVESTMENT RESTRICTIONS                                                       10

MANAGEMENT                                                                    10

HOW TO PURCHASE SHARES                                                        11

    Initial Investment - Minimum $100,000                                     11
    Subsequent Investments - Minimum $1,000                                   12

HOW TO REDEEM SHARES                                                          12

    Written Redemption                                                        12
    Signature Guarantees                                                      12

EXCHANGE PRIVILEGE                                                            13

TAX-SHELTERED RETIREMENT PLANS                                                13

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT                       13

FUND EXPENSES                                                                 14

DETERMINATION OF NET ASSET VALUE                                              14

SHAREHOLDER REPORTS                                                           14

ORGANIZATION                                                                  15

ADMINISTRATOR AND FUND ACCOUNTANT                                             15

CUSTODIAN AND TRANSFER AGENT                                                  15

COMPARISON OF INVESTMENT RESULTS                                              16



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

                                   SUMMARY



Investment Objective



     Frontegra Funds, Inc., an open-end, management investment company, currently is comprised of the Frontegra Total Return Bond Fund (the "Fund"), the Frontegra Opportunity Fund and the Frontegra Growth Fund. The investment objective of the Fund is a high level of total return, consistent with the preservation of capital. The Fund seeks to achieve this investment objective primarily through investment in a diversified portfolio of fixed income securities of varying maturities. The Fund's investments are subject to market risk and the value of its shares will fluctuate with changing market valuations of its portfolio holdings. See "INVESTMENT OBJECTIVES AND POLICIES" and "INVESTMENT TECHNIQUES AND RISKS."



Risk Factors



     The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle. The share price of the Fund is expected to fluctuate and may, at redemption, be worth more or less than the initial purchase price. Market risks associated with fixed income investments include the possibility that bond prices in general will decline over short or even extended periods and that bond prices in general will decline when interest rates increase. This risk is in addition to the risks inherent in individual bond selections. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. In addition to market risks associated with fixed income investments, individual issues of fixed income securities may be subject to credit risk of the issuer. See "INVESTMENT TECHNIQUES AND RISKS" for more information.



Investment Adviser



     The Fund is managed by Frontegra Asset Management, Inc. ("Frontegra"), which supervises the management of the Fund's portfolio by the sub-adviser and administers the Company's business affairs. Investment advisory services are provided to the Fund by Reams Asset Management Company, LLC ("Reams"). Reams operated as a corporation (Reams Asset Management Company, Inc.) from its founding in 1981 until March 31, 1994, when it became an Indiana limited liability company (LLC), with no change in principals, employees or clients. Reams primarily acts as investment adviser to institutional clients with assets under management totaling approximately $4.5 billion. See "MANAGEMENT."



Purchases and Redemptions



     Shares of the Fund are sold and redeemed at net asset value without the imposition of any sales or redemption charges. The minimum initial investment required by the Fund is $100,000. The minimum subsequent investment is $1,000. These minimums may be changed or waived at any time at the discretion of the Fund. See "HOW TO PURCHASE SHARES" and "HOW TO REDEEM SHARES." Shares in the Fund may be exchanged for shares in other Funds of the Company at their respective net asset values.



Shareholder Services



     Questions regarding the Fund may be directed to the Company at the address and telephone number on the front page of this Prospectus.

                            SUMMARY OF EXPENSES




Fee Tables
----------
      SHAREHOLDER TRANSACTION EXPENSES

      Sales Load Imposed on Purchases                   NONE
      Sales Load Imposed on Reinvested Dividends        NONE
      Deferred Sales Load Imposed on Redemptions        NONE
      Redemption Fees                                   NONE
      Exchange Fees                                     NONE


      ANNUAL OPERATING EXPENSES (after waivers or reimbursements) (as a percentage of average net assets)


      Management Fees                                   0.40%
      12b-1 Fees                                        NONE
      Other Expenses (Net of Reimbursements)            0.10%
                                                        -----
      TOTAL OPERATING EXPENSES                          0.50%
                                                        =====
      (After Waivers and/or Reimbursements)





     For the fiscal year ended October 31, 1997, Frontegra voluntarily agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's Total Operating Expenses did not exceed 0.50% of the Fund's average daily net assets. Absent these reimbursements, the Other Expenses and Total Operating Expenses for the Fund would have been 0.87% and 1.27%, respectively. Frontegra has voluntarily agreed to continue this waiver/reimbursement policy for the year ending October 31, 1998, and for an indefinite amount of time beyond that date. For additional information concerning fees and expenses, see "MANAGEMENT."



     The Fund will charge a service fee of $9 for redemptions effected via wire transfer, and $20 for checks that do not clear. See "HOW TO REDEEM SHARES."



Example



     You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end of each time period:



     1 Year .........................           $ 5

     3 Years ........................           $16

     5 Years ........................           $29

     10 Years .......................           $64




     The Fee Tables, including the Example, are included to assist you in understanding the various costs and expenses that an investor in the Fund bears directly or indirectly. The Example is based on the Total Operating Expenses specified in the table above. The amounts in the Example may increase absent the waivers or reimbursements. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The assumption in the Example of a 5% annual rate of return is required by regulations of the SEC applicable to all mutual funds. This return is hypothetical and should not be considered representative of past or future performance of the Fund.




                              FINANCIAL HIGHLIGHTS



     The unaudited financial information relating to the Fund during the period from November 25, 1996 (commencement of operations) to April 30, 1997 included in this table has been derived from the Company's unaudited financial statements. The table should be read in conjunction with the financial statements and related notes included in the Fund's Semi-Annual Report to Shareholders, which is available without charge by writing to the Company, c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142, or by calling, toll-free, 1-888-825-2100.


Net asset value, beginning of period                            $ 30.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.74
Net realized and unrealized loss gain (loss) on investments       (0.77)
                                                                -------
TOTAL INCOME FROM INVESTMENT OPERATIONS                           (0.03)


LESS DISTRIBUTIONS:
From net investment income                                        (0.58)
                                                                -------
TOTAL DISTRIBUTIONS                                               (0.58)

NET ASSET VALUE, END OF PERIOD                                  $ 29.39
                                                                =======

TOTAL RETURN (1)                                                  (0.07%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                        $14,350
Ratio of expenses to average net assets (2)(3)                     0.50%
Ratio of net investment income to average net assets (2)(3)        6.18%
Portfolio turnover rate (1)                                          47%


----------

(1)  Not annualized.
(2) Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 5.02% for the period November 25, 1996 to April 30, 1997.
(3)  Annualized

                     INVESTMENT OBJECTIVES AND POLICIES





     The investment objective presented below may not be changed without shareholder approval. Since all investments are subject to inherent market risks, there is no assurance that this objective will be realized. Other investment restrictions which may not be changed without shareholder approval are contained in the Company's Statement of Additional Information. Except for the Fund's investment objective and the investment restrictions enumerated in the Company's Statement of Additional Information, the Fund's policies may be changed without a vote of the Fund's shareholders.



     The Fund's investment objective is a high level of total return, consistent with the preservation of capital. The Fund will seek, under normal market conditions, to achieve its investment objective by investing in a diversified portfolio of fixed income securities of varying maturities. The Fund will invest at least 65% of its net assets in bonds. The Fund considers a
bond to be any debt instrument.  These instruments include:   short-term fixed
income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Although the Fund primarily will invest in investment grade fixed income securities, the Fund may invest up to 25% of its assets in fixed income securities that are rated below investment grade. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio duration of the Fund will normally fall between three and seven years based on market conditions. Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes.



     Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines active duration and yield-curve management with bottom-up issue selection, focusing on undervalued issues in the fixed income market. Reams employs a two-step process in managing the Fund. The first step is to establish the portfolio's duration on the basis of whether the bond market is under- or over-priced. Emphasis is placed on inflation and monetary policy in the formulation of Reams' strategies. Reams determines market attractiveness by comparing current interest rates to historical interest rates. Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund. The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments. Reams' outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis are the primary tools used when constructing these scenarios. Investment opportunities are compared and the Fund's portfolio is assembled from the best available values.


                       INVESTMENT TECHNIQUES AND RISKS


     In addition to the investment policies described above (and subject to certain restrictions described below), the Fund may invest in the following securities and employ the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Company's Statement of Additional Information.






Fixed Income Securities


     The Fund may invest in a wide variety of fixed income securities. Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates. As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund's income to decline.


     In general, the longer the maturity of a fixed income security the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity the lower the yield but the greater the price stability.

The values of fixed income securities also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer investors higher interest rates than do issuers with better credit ratings.


     Commercial paper generally is considered the shortest form of fixed income security. Notes whose original maturities are two years or less are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.


     Investment Grade Debt Obligations. Investment grade debt obligations include: (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-2 or higher by Standard &
Poor's ("S&P"); (iii) short-term notes rated in one of the three highest rating categories (e.g., SP-2 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., rated BBB or higher by S&P); and (v) unrated securities determined by Reams to be of comparable quality. Investment grade securities are generally believed to have relatively low degrees of credit risk. However, certain investment -grade securities may have some speculative characteristics, because their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.



     Non-investment Grade Debt Obligations. Non-investment grade debt obligations, also referred to as "junk bonds", are those securities that are rated lower than investment grade and unrated securities of comparable quality. Although they generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.


     For a more extensive discussion of debt ratings, see the Company's Statement of Additional Information.


     Debt Obligations-General. Debt obligations include: (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances and time deposits of domestic and foreign banks, domestic savings associations and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Corporation); (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities --- debt obligations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks --- securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (ix) U.S. government securities; (x) mortgage-backed securities, collateralized mortgage obligations and similar securities; and (xi) municipal obligations.




     Short-Term Fixed Income Securities. Short-term fixed income securities must be rated at least A or higher by S&P, Moody's Investors Service ("Moody's") or Fitch Investors Service, Inc. ("Fitch") or A- or higher by Duff &
Phelps, Inc. ("D&P"). These securities (each of which has a stated maturity of one year or less from the date of purchase unless otherwise indicated) include:
U.S. government securities, including bills, notes and bonds, differing as to maturity and rate of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities; certificates of deposit issued against funds deposited in a U.S. bank or savings and loan association; bank time deposits, which are monies kept on deposit with U.S. banks or savings and loan associations for a stated period of time at a fixed rate of interest; bankers' acceptances which are short-term credit instruments used to finance commercial transactions; commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch; or repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities. The
Fund may also invest in the short-term investment fund of its custodial bank.

     U.S. Government Securities. U.S. government securities are generally bills, notes or bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities. The government agencies or instrumentalities issuing such securities include: (i) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; (ii) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (iii) the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (iv) the Student Loan Marketing Association, the Inter-American Development Bank and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. Although the U.S. government provides financial support to these U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of these securities will fluctuate.


     Corporate Debt Securities. Corporate debt securities include investment grade and non-investment grade corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.
Corporate debt securities may be acquired with warrants attached. Income producing corporate debt securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below.

     Variable and Floating Rate Securities. The Fund may invest in variable, floating and inverse floating rate debt instruments. Variable and floating rate securities provide for a periodic adjustment of the interest rate paid on the obligations. These obligations must provide that interest rates are adjusted periodically based on a specified interest rate adjustment index. The adjustment intervals may be regular (ranging from daily to annually) or may be based on certain events (such as a change in the prime rate). The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate and resets periodically, typically every six months. While floating rate securities provide the Fund with a certain degree of protection against rises in interest rates because of the interest rate reset feature, the Fund will be subject to any decline in interest rates as well. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund will not invest more than 5% of its net assets in any combination of inverse floaters, interest only or principal only securities. See "Mortgage- and Other Asset-Backed Securities" for a discussion of interest only and principal only securities.

     Mortgage- and Other Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

     Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are directly or indirectly guaranteed by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein. Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

     The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

     The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

     Loan Interests. The Fund may invest its assets in loan interests, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by the Fund may have a maturity of any number of days or years and may be secured or unsecured. Loan interests, which may take the form of interests in, assignments of, or novations of a loan, may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in the case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any nationally recognized statistical rating organization, and are, at present, not readily marketable and may be subject to contractual restrictions on resale.


     Zero-Coupon, Step-Coupon and Pay-In-Kind Securities. The Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires the holders of zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and avoid excise tax, the Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements.



Reverse Repurchase Agreements and Mortgage Dollar Rolls



     The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity (a practice common in the mutual fund industry) or for arbitrage transactions. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing and therefore, subject to the Fund's fundamental investment restrictions. When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.



     The Fund also may enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a
specified future date.  While the Fund would forego principal   and interest
paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

     The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

When-Issued Securities

     The Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis ("when-issued securities"). Although the payment and terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows the Fund to lock in a fixed price on a security it intends to purchase. The Fund will segregate and maintain cash, cash equivalents, U.S. government securities, or other liquid securities in an amount at least equal to the amount of outstanding commitments for when-issued securities at all times.
Such securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Illiquid Securities


     The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities include: restricted securities (securities the disposition of which is restricted under the federal securities laws); securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended; and repurchase agreements with maturities in excess of seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell restricted securities. A considerable period of time may elapse between the time of the decision to sell a restricted security and the time the Fund may be permitted to sell under an effective registration statement or otherwise. If, during such a period, adverse conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. The Board of Directors of the Company, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines. The Board of Directors has adopted guidelines and delegated this determination to Reams.


Repurchase Agreements

     The Fund may enter into repurchase agreements with certain banks and non-bank dealers. In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to any security in which it may invest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Under certain circumstances, the Fund may deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Foreign Securities and Currencies

     The Fund may invest directly in foreign securities. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investment. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as ARE companies in the U.S. Other risks inherent in foreign investment include: expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

     Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to various political and economic conditions.

     In addition, the Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See "Derivative Instruments."

Derivative Instruments


     The Fund may engage in options, futures and options on futures transactions which are sometimes referred to as derivative transactions. Derivative transactions may also include short sales against the box, in which the Fund sells a security it owns for delivery at a future date; swaps, in which two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; and interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor." Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.


     Derivative instruments may be used by the Fund for any lawful purpose consistent with the Fund's investment objective, including hedging or managing risk but not for speculation. Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, for example, securities, currencies, reference indexes or commodities. Derivatives generally have investment characteristics that are based upon either forward contracts or option contracts. The change in value of a forward-based derivative generally is proportional to the change in value of the underlying asset while the change in value of an option-based derivative generally is related to favorable movements in the price of the underlying asset, without the corresponding exposure to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its potential obligations under its derivative positions. Such liquid assets may include cash, U.S. government securities and high grade liquid debt securities. The ability of the Fund to use derivatives effectively is largely dependent upon Reams' ability to use such instruments correctly which may involve different skills than are associated with securities generally. For a further discussion of derivative transactions, please see the Statement of Additional Information.

Portfolio Turnover


     Under normal market conditions, the Fund anticipates that its portfolio turnover rate will generally not exceed 125% and is expected to be between 75% and 125%. A portfolio turnover rate of 100% would occur, for example, if all of the securities held by the Fund were replaced within one year. In the event the Fund has a portfolio turnover rate of 100% or more in any year, it may result in the payment by the Fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. See "DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT." The Fund's portfolio turnover rate is included under "FINANCIAL HIGHLIGHTS."

                            INVESTMENT RESTRICTIONS


     The Company has adopted several restrictions on the investments and other activities of the Fund that may not be changed without shareholder approval. For example, the Fund:



     (1) May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and
(ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.



     (2) May not act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.



     For additional investment restrictions, see the Company's Statement of Additional Information.


                                   MANAGEMENT


     Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The Company has entered into an investment advisory agreement with Frontegra Asset Management, Inc. dated October 30, 1996, as amended on December __, 1997 (the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of each THE Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. Frontegra has entered into a subadvisory agreement with Reams Asset Management Company, LLC ("Reams") under which Reams serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Frontegra.



     Frontegra was organized in 1996 and is located at 400 Skokie Blvd., Suite 500, Northbrook, Illinois 60062. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra. Under the Investment Advisory Agreement, the Fund compensates Frontegra at the annual rate of 0.40% of the Fund's average daily net assets. For the fiscal year ended October 31, 1997, Frontegra voluntarily agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's Total Operating Expenses did not exceed 0.50% of the Fund's average daily net assets. Frontegra has voluntarily agreed to continue this waiver/reimbursement policy for the fiscal year ending October 31, 1998 and for an indefinite amount of time beyond that date. Any such waiver or reimbursement will have the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors for the time any such amounts are waived and/or reimbursed. For the fiscal year ended October 31, 1997, after waivers and reimbursements, these expenses totaled 0.50% of the Fund's average daily net assets.



     Reams operated as a corporation (Reams Asset Management Company, Inc.) from its founding in 1981 until March 31, 1994, when it became an Indiana limited liability company (LLC), with no change in principals, employees or clients. Reams is located at 227 Washington Street, Columbus, Indiana 47201. Under the subadvisory agreement, and with certain exceptions described herein, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.20% of the Fund's average daily net assets. In recognition of the economies of scale that will be gained by the Fund and Frontegra, and with the exception of defined contribution or 401(k) investments in the Fund, for initial investments of over $15 million Frontegra will compensate Reams an extra 0.10% on the average daily net assets of such investments. For the fiscal year ended October 31, 1997, Reams was compensated at the rate of ___% of the average daily net assets of the Fund. Reams provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker/dealers who execute the portfolio transactions. In executing such transactions, Reams seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, Reams serves as investment adviser to pension and profit-sharing plans, and other institutional investors. As of November 1, 1997, Reams had approximately $5 billion under management. Mr. Fred W. Reams owns units representing a majority of the voting rights of Reams.



     The day-to-day management responsibilities for the Fund's portfolio are primarily handled by Reams' portfolio management team. The portfolio management team has been managed primarily by Mr. Robert A. Crider, and Mr. Mark M. Egan since the Fund's inception. The prior five year business experience history for these individuals is as follows: Mr. Crider has been Senior Vice President, Fixed Income Management, of Reams since April, 1994 and was Senior Vice President, Fixed Income Management, of Reams Asset Management, Inc. until March, 1994 and Mr. Egan has been Vice President, Portfolio Manager of Reams since April, 1994, was Vice President, Portfolio Manager, of Reams Asset Management Company, Inc. from June, 1990 until March, 1994, and was Portfolio Manager of National Investment Services, until May, 1990. The global economic forecast is incorporated into the construction of scenarios firm-wide. The fixed income portfolio managers implement decisions on a team basis with respect to the Fund's portfolio structure and issue selection. Portfolio strategy is reviewed weekly by the fixed income committee.


                             HOW TO PURCHASE SHARES


     Shares of the Fund are sold on a continuous basis at the nextMoffering price after receipt of the order by the Fund. This price is based on the net asset value of the Fund and is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Standard Time) on each day the NYSE is open. See "DETERMINATION OF NET ASSET VALUE." The price at which your purchase will be effected is based on the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.



     The minimum initial investment required by the Fund is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.



     If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to seven business days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.


Initial Investment - Minimum $100,000


     You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to: Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142. For overnight deliveries, please use 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to decline an application in whole or in part.



     Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the appropriate Fund on a timely basis.



     In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

               UMB Bank, n.a.
               ABA Number 101000 695
               For credit to Frontegra Funds, Inc.
               Account Number 9870610221
               For further credit to Frontegra Funds, Inc.
               (investor account number)
               (name or account registration)
               (social security or tax identification number)
               (identify which Fund to purchase)


The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.


Subsequent Investments - Minimum $1,000

     Additions to your account in amounts of $1,000 or more may be made by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.


                              HOW TO REDEEM SHARES


     You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.


Written Redemption

     To request redemption of Fund shares, you must furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142. For written redemption requests sent via overnight delivery, please use 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. The request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $9 service fee for such redemptions.

Signature Guarantees


     Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares and (ii) redemption requests to be mailed or wired to other than the address of record. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings and loan associations, credit unions, brokerage firms and others.



     Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven business days of the redemption.

                               EXCHANGE PRIVILEGE


     You may exchange your shares in the Fund for shares in any other Fund of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to:
Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142. For written exchange requests sent via overnight delivery, please use 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Funds or their shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.


                         TAX-SHELTERED RETIREMENT PLANS


     The Company offers through its Custodian, UMB Bank, n.a., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

            DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT


     The Fund intends to operate as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis. For federal income tax purposes, all dividends and net realized short-term capital gains distributed by the Fund are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.



     Dividends are usually distributed quarterly by the Fund. Capital gains are usually distributed annually in December. When a dividend or capital gain is distributed, a the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142. For overnight deliveries, please use 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.



     If you do not furnish a THE Fund with your correct social security number or employer identification number and/or the Fund receives notification from the IRS requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.


     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

                                 FUND EXPENSES


     The Fund is responsible for its own expenses, including, without limitation: interest charges; taxes; brokerage commissions; organizational expenses; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of issue, sale, repurchase or redemption of shares; expenses of printing and distributing prospectuses and annual and semi-annual reports to existing shareholders; charges of custodians; expenses for accounting, administrative, audit, and legal services; fees for directors who are not interested persons of Frontegra; expenses of fidelity bond coverage and other insurance; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.


                        DETERMINATION OF NET ASSET VALUE


     The Fund's net asset value per share is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Standard Time) on each day the NYSE is open for business. The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Fund's total assets, including
interest or dividends   accrued, but not yet collected, less all liabilities,
and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed by Reams to reflect more accurately the fair market value of such securities; otherwise, actual sale or bid prices are used. Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Other exchange-traded securities (generally foreign securities) will be valued based on market quotations.



     Securities quoted in foreign currency will be valued in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily net asset value per share is determined. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of the Fund's net asset value on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Company. Certain of the securities holdings of the Fund may, from time to time, be listed primarily on foreign exchanges that trade on days other than those on which the NYSE is open for business (e.g., Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when investors cannot effect transactions in their accounts.


     Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors or its delegate.


                              SHAREHOLDER REPORTS


     You will be provided at least semi-annually with a report showing the Fund's holdings and annually after the close of the Fund's fiscal year, which ends October 31, with an annual report containing audited financial statements. An individual account statement will be sent to you by the Transfer Agent after each purchase or redemption of Fund shares you make, as well as on a monthly basis. You will also receive an annual statement after the end of the calendar year listing all transactions during such year.

     If you have questions about your account, you should call the Fund's Transfer Agent at 1-888-825-2100. Investors who have general questions about the Fund or the Company or desire additional information should write to Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142.


                                  ORGANIZATION


     The Company is an open-end investment company which was organized as a Maryland corporation on May 24, 1996. The Company is authorized to issue 200,000,000, $.01 par value shares, in addition to the 100,000,000, $.01 par value shares of the Fund, the 100,000,000, $.01 par value shares of the Frontegra Opportunity Fund and the 100,000,000, $.01 par value shares of the Frontegra Growth Fund. The assets belonging to each Fund will be held separately by the Custodian, and if the Company issues additional series, each additional series will be held separately. In effect, each series will be a separate fund.


     Each share, irrespective of series, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series of shares affected, and matters affecting only one series are voted upon only by that series. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.


     The Company will not hold annual shareholders meetings except when required by the Investment Company Act of 1940. The Company has adopted procedures in its Bylaws for the removal of Directors by the shareholders as well as by the Board of Directors. [As of January 1, 1998, __ persons owned a controlling interest in the Company.]


                       ADMINISTRATOR AND FUND ACCOUNTANT


     Pursuant to an Administration and Fund Accounting Agreement, Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202-5712, calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For the foregoing, the Administrator receives from the Fund a fee, computed daily and payable monthly based on the Fund's average net assets at the annual rate of 0.175% on the first $50,000,000 of average net assets and 0.04% of average net assets in excess of $50,000,000, subject to an annual minimum of $56,200, plus out of pocket expenses.


                          CUSTODIAN AND TRANSFER AGENT


     UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64141 acts as Custodian of the Fund's assets. Sunstone Investor Services, LLC, 207 E. Buffalo Street, Suite 315, P.O. Box 2142, Milwaukee, Wisconsin 53202-5712 acts as Dividend-Disbursing and Transfer Agent for the Fund.


                        COMPARISON OF INVESTMENT RESULTS


     The Fund may from time to time compare its investment results to various passive indices or other mutual funds and cite such comparisons in reports to shareholders, sales literature, and advertisements. The results may be calculated on the basis of average annual total return, total return or cumulative total return.



     All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in each the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period of a year or less. Cumulative total return simply reflects the Fund's performance over a stated period of time of greater than one year.



     Quotations of yield for the Fund will be based on the net investment income (including dividends and interest) per share (as defined by the SEC) during a particular 30-day (or one month) period, less expenses accrued during the period, and will be computed by dividing net investment income by the public offering price per share on the last day of the period.



     Average annual total return, total return, cumulative total return, and yield are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund. Additional information concerning the performance of the Fund appears in the Statement of Additional Information.



The Company reserves the right to change any of the policies, practices and procedures described in this Prospectus with respect to the Fund, including the Statement of Additional Information, without shareholder approval except in those instances where shareholder approval is expressly required.

DIRECTORS

William D. Forsyth III
Thomas J. Holmberg, Jr.
David L. Heald


OFFICERS

William D. Forsyth III
Thomas J. Holmberg, Jr.


INVESTMENT ADVISER

Frontegra Asset Management, Inc.
400 Skokie Blvd.
Suite 500
Northbrook, IL  60062


SUB-ADVISER

Reams Asset Management Company, LLC
227 Washington Street
Columbus, IN  47201



CUSTODIAN

UMB Bank, n.a.
928 Grand Avenue Boulevard
Kansas City, Missouri 64141



DIVIDEND-DISBURSING AND TRANSFER AGENT

Sunstone Investor Services, LLC
207 East Buffalo Street, Suite 315
P.O. Box 2142
Milwaukee, WI  53201-2142


ADMINISTRATOR AND FUND ACCOUNTANT

Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, WI  53202-5712

AUDITORS

Ernst & Young, LLP
Sears Tower
233 South Wacker Drive
Chicago, IL  60606-6301


LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202







MWI-95604-5

                                   PROSPECTUS





                               January 30, 1998


                             FRONTEGRA FUNDS, INC.

                          FRONTEGRA OPPORTUNITY FUND

                      c/o Sunstone Investor Services, LLC
                                 P. O. Box 2142
                        Milwaukee, Wisconsin 53201-2142




                                 1-888-825-2100


     THE FRONTEGRA OPPORTUNITY FUND (the "Fund") is a series of FRONTEGRA FUNDS, INC. an open-end, management investment company, known as a mutual fund (the "Company").



     The investment objective of the Fund is capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with small to mid-sized market capitalizations. The Fund is 100% no-load. There are no sales, redemption or 12b-1 fees.



     This Prospectus sets forth concisely the information that you should be aware of prior to investing in the Fund. Please read this Prospectus carefully and retain it for future reference. Additional information regarding the Company and the Fund is included in the Statement of Additional Information dated January 30, 1998, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference. A copy of the Company's Statement of Additional Information is available without charge by writing to the Company at the address listed above or by calling, toll-free, 1-888-825-2100.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
  SUMMARY                                                                    1
      Investment Objective                                                   1
      Risk Factors                                                           1
      Investment Adviser                                                     1
      Purchases and Redemptions                                              1
      Shareholder Services                                                   1
  SUMMARY OF EXPENSES                                                        2
      Fee Tables                                                             2
      Example                                                                2
  INVESTMENT OBJECTIVES AND POLICIES                                         2

  INVESTMENT TECHNIQUES AND RISKS                                            3

      Small Companies                                                        3
      Short-Term Fixed Income Securities                                     3
      Illiquid Securities                                                    4
      Repurchase Agreements                                                  4
      Foreign Securities and Currencies                                      4
      Derivative Instruments                                                 5
      Portfolio Turnover                                                     5
  INVESTMENT RESTRICTIONS                                                    5

  MANAGEMENT                                                                 6

  HOW TO PURCHASE SHARES                                                     6

      Initial Investment - Minimum $100,000                                  7
      Subsequent Investments - Minimum $1,000                                7

  HOW TO REDEEM SHARES                                                       7

      Written Redemption                                                     8
      Signature Guarantees                                                   8

  EXCHANGE PRIVILEGE                                                         8

  TAX-SHELTERED RETIREMENT PLANS                                             8

  DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT                    8

  FUND EXPENSES                                                              9

  DETERMINATION OF NET ASSET VALUE                                          10

  SHAREHOLDER REPORTS                                                       10

  ORGANIZATION                                                              10

  ADMINISTRATOR AND FUND ACCOUNTANT                                         11

  CUSTODIAN AND TRANSFER AGENT                                              11

  COMPARISON OF INVESTMENT RESULTS                                          11



  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

                                    SUMMARY

Investment Objective


     Frontegra Funds, Inc., an open-end, management investment company, currently is comprised of the Frontegra Opportunity Fund (the "Fund"), the Frontegra Total Return Bond Fund and the Frontegra Growth Fund. The investment objective of the Fund is capital appreciation. The Fund seeks to achieve this investment objective primarily through investment in a diversified portfolio of equity securities of companies with small market capitalizations. The
Fund's investments are subject to market risk and the value of its shares will fluctuate with changing market valuations of its portfolio holdings. See "INVESTMENT OBJECTIVES AND POLICIES" and "INVESTMENT TECHNIQUES AND RISKS."


Risk Factors


     The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The share price of the Fund is expected to fluctuate and may, at redemption, be worth more or less than the
initial purchase price.   Market risks associated with equity investments
include the possibility that stock prices in general will decline over short or even extended periods. This risk is in addition to the risks inherent in individual stock selections. See "INVESTMENT TECHNIQUES AND RISKS" for more information.


Investment Adviser


     The Fund is managed by Frontegra Asset Management, Inc. ("Frontegra"), which supervises the management of the Fund's portfolio by the sub-adviser and administers the Company's business affairs. Investment advisory services are provided to the Fund by Reams Asset Management Company, LLC ("Reams"). Reams operated as a corporation (Reams Asset Management Company, Inc.) from its founding in 1981 until March 31, 1994, when it became an Indiana limited liability company (LLC), with no change in principals, employees or clients. Reams primarily acts as investment adviser to institutional clients with equity portfolios totaling approximately $500 million. See "MANAGEMENT."


Purchases and Redemptions


     Shares of the Fund are sold and redeemed at net asset value without the imposition of any sales or redemption charges. The minimum initial investment required by the Fund is $100,000. The minimum subsequent investment is $1,000. These minimums may be changed or waived at any time at the discretion of the Fund. See "HOW TO PURCHASE SHARES" and "HOW TO REDEEM SHARES." Shares in the Fund may be exchanged for shares in other Funds of the Company at their respective net asset values.


Shareholder Services


     Questions regarding the Fund may be directed to the Company at the address and telephone number on the front page of this Prospectus.

                              SUMMARY OF EXPENSES


Fee Tables
----------
         SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                                 NONE
        Sales Load Imposed on Reinvested Dividends                              NONE
        Deferred Sales Load Imposed on Redemptions                              NONE
        Redemption Fees                                                         NONE
        Exchange Fees                                                           NONE

        ANNUAL OPERATING EXPENSES (after waivers or reimbursements) (as a percentage of average net assets)

        Management Fees                                                         0.65%
        12b-1 Fees                                                              NONE
        Other Expenses (Net of Reimbursements)                                  0.25%
                                                                                -----
        TOTAL OPERATING EXPENSES                                                0.90%
                                                                                =====
             (After Waivers and/or Reimbursements)





     For the fiscal year ending July 31, 1998 and for an indefinite amount of time beyond that date, Frontegra has voluntarily agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's Total Operating Expenses do not exceed 0.90% of the Fund's average daily net assets. Since the Fund did not commence operations until July 31, 1997, other expenses have been estimated and are presented net of reimbursements. Absent these reimbursements, Other Expenses and Total Operating Expenses for the Opportunity Fund are estimated to be 0.85% and 1.50%, respectively. For additional information concerning fees and expenses, see "MANAGEMENT."


     The Fund will charge a service fee of $9 for redemptions effected via wire transfer, and $20 for checks that do not clear. See "HOW TO REDEEM SHARES."

Example

     You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end of each time period:



     1 YEAR......................       $ 9

     3 YEARS.....................       $30





     The Fee Tables, including the Example, are included to assist you in understanding the various costs and expenses that an investor in the Fund bears directly or indirectly. The Example is based on the Total Operating Expenses specified in the table above. The amounts in the Example may increase absent the waivers or reimbursements. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The assumption in the Example of a 5% annual rate of return is required by regulations of the SEC applicable to all mutual funds. This return is hypothetical and should not be considered representative of past or future performance of the Fund.



                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objective presented below may not be changed without shareholder approval. Since all investments are subject to inherent market risks, there is no assurance that this objective will be realized. Other investment restrictions which may not be changed without shareholder approval are contained in the Company's Statement of Additional Information. Except for the Fund's investment objective and the investment restrictions enumerated in the Company's Statement of Additional Information, the Fund's policies may be changed without a vote of the Fund's shareholders.



     The Fund's investment objective is capital appreciation. The Fund will seek, under normal market conditions, to achieve its investment objective by investing its assets primarily in equity securities of companies with small market capitalizations. The Fund will invest at least 80% of its net assets in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch Investors Service, Inc. ("Fitch"). At least 65% of the Fund's total assets will normally be invested in equity securities of small market capitalization companies, which for the purposes of this Fund are those companies with a market capitalization of $2 billion or less at the time of the Fund's investment. In general, smaller-capitalization companies often involve greater risks than investments in larger capitalized companies. (See "INVESTMENT TECHNIQUES AND RISKS - Small Companies"). The Fund may invest up to 15% of its net assets directly in the securities of foreign issuers. It may also invest, without limitation, in foreign securities in domestic markets through depositary receipts. However, as a matter of policy, the Fund intends to limit its total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Fund's net assets. In addition, the Fund may invest up to 20% of its total assets in cash and short-term fixed income securities for any purpose and up to 100% of its total assets may be invested in such instruments for temporary defensive purposes.



     In seeking to achieve the Fund's investment objective, Reams uses a value-oriented discipline. Reams evaluates the small and mid-cap markets by using a number of valuation criteria, including both current and historical measures, for ratios comparing price to earnings, price to book value and price to sales. The portfolio management team then constructs a focus list based in part on each company's competitive position, capital structure, cash flow and management. The team then determines a target price for the stock, thus providing a specific expected rate of return. The approximately 75 securities with the highest expected rates of return would be among those securities selected for the Fund's portfolio. On average, a security will be held by the Fund for approximately 12 months. Ultimately, securities will be sold due to the emergence of superior alternatives.


                        INVESTMENT TECHNIQUES AND RISKS


     In addition to the investment policies described above (and subject to certain restrictions described below), the Fund may invest in the following securities and employ the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Company's Statement of Additional Information.






SMALL COMPANIES



     The Fund may invest a substantial portion of its assets in small companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. An investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger companies.


Short-Term Fixed Income Securities


     The Fund may invest in short-term fixed income securities. Short-term fixed income securities must be rated at least A or higher by S&P, Moody's or Fitch or A- or higher by D&P. These securities (each of which has a stated maturity of one year or less from the date of purchase unless otherwise indicated) include: U.S. government securities, including bills, notes and bonds, differing as to maturity and rate of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities; certificates of deposit issued against funds deposited in a U.S. bank or savings and loan association; bank time deposits, which are monies kept on deposit with U.S. banks or savings and loan associations for a stated period of time at a fixed rate of interest; bankers' acceptances which are short-term credit instruments used to finance commercial transactions; commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch; or repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities. The Fund may also invest in the short-term investment fund of its custodial bank.




Illiquid Securities


     The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities include: restricted securities (securities the disposition of which is restricted under the federal securities laws); securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended; and repurchase agreements with maturities in excess of seven days. Risk associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell restricted securities. A considerable period of time may elapse between the time of the decision to sell a restricted security and the time the Fund may be permitted to sell under an effective registration statement or otherwise.
If, during such a period, adverse conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. The Board of Directors of the Company, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines. The Board of Directors has adopted guidelines and delegated this determination to Reams.


Repurchase Agreements

     The Fund may enter into repurchase agreements with certain banks and non-bank dealers. In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to any security in which it may invest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Under certain circumstances, the Fund may deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Foreign Securities and Currencies





The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are typically issued by banks or trust companies evidencing ownership of the underlying foreign security. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investment. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S. Other risks inherent in foreign investment include: expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

     Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to various political and economic conditions.

Derivative Instruments

     The Fund may engage in options, futures and options on futures transactions which are sometimes referred to as derivative transactions. Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

     Derivative instruments may be used by the Fund for any lawful purpose consistent with the Fund's investment objective, including hedging or managing risk but not for speculation. Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, for example, securities, currencies, reference indexes or commodities. Derivatives generally have investment characteristics that are based upon either forward contracts or option contracts. The change in value of a forward-based derivative generally is proportional to the change in value of the underlying asset, while the change in value of an option-based derivative generally is related to favorable movements in the price of the underlying asset, without the corresponding exposure to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its potential obligations under its derivative positions. Such liquid assets may include cash, U.S. government securities and high grade liquid debt securities. The ability of the Fund to use derivatives effectively is largely dependent upon Reams' ability to use such instruments correctly which may involve different skills than are associated with securities generally. For a further discussion of derivative transactions, please see the Statement of Additional Information.


Portfolio Turnover


     Under normal market conditions, the Fund anticipates that its portfolio turnover rate will generally not exceed 125% and is expected to be between 75% and 125%. A portfolio turnover rate of 100% would occur, for example, if all of the securities held by the Fund were replaced within one year. In the event the Fund has a portfolio turnover rate of 100% or more in any year, it would result in the payment by the Fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT."



                            INVESTMENT RESTRICTIONS



     The Company has adopted several restrictions on the investments and other activities of the Fund that may not be changed without shareholder approval. for example, the Fund:



     (1) May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and
(ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.



     (2) May not act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.



     For additional investment restrictions, see the Company's Statement of Additional Information.

                                  MANAGEMENT


     Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The Company has entered into an investment advisory agreement with Frontegra Asset Management, Inc. dated October 30,
1996, as amended on December __, 1997 (the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. Frontegra has entered into an agreement with Reams Asset
Management Company, LLC under which Reams serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Frontegra.



     Frontegra was organized in 1996 and is located at 400 Skokie Blvd., Suite 500, Northbrook, Illinois 60062. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra. Under the Investment Advisory Agreement, the Fund compensates Frontegra for its management services at the annual rate of 0.65% of the Fund's average daily net assets. For the fiscal year ended July 31, 1998 and for an indefinite amount of time beyond that date, Frontegra has voluntarily agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's Total Operating Expenses do not exceed 0.90% of the Fund's average daily net assets. Any such waiver or reimbursement will have the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors for the time any such amounts are waived and/or reimbursed. For the fiscal year ending July 31, 1998, after waivers and reimbursements, these expenses are expected to total 0.90% of the Fund's average net assets.



     Reams operated as a corporation (Reams Asset Management Company, Inc.)
from its founding in 1981 until March 31, 1994, when it became an Indiana limited liability company (LLC), with no change in principals, employees or clients. Reams is located at 227 Washington Street, Columbus, Indiana 47201. Under the subadvisory agreement, and with certain exceptions described herein, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.45% of the Opportunity Fund's average daily net assets. In recognition of the economies of scale that will be gained by the Fund and Frontegra, and with the exception of defined contribution or 401(k) investments in the Fund, for initial investments of over $15 million Frontegra will compensate Reams an extra 0.10% on the average daily net assets of such investments. Reams provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker/dealers who execute the portfolio transactions. In executing such transactions, Reams seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, Reams serves as investment adviser to pension and profit-sharing plans, and other institutional investors. As of November 1, 1997, Reams had approximately $5 billion under management. Mr. Fred W. Reams owns units representing a majority of the voting rights of Reams.




     The day-to-day management responsibilities for the Fund's portfolio are primarily handled by Reams' portfolio management team. The portfolio management team has been managed primarily by Mr. Reams and Mr. David
R. Milroy. The prior five year business experience history for these individuals is as follows: Mr. Reams has been President of Reams since
April, 1994 and was President of Reams Asset Management Company, Inc. until March, 1994 and Mr. Milroy has been Senior Vice President, Equity Management, of Reams since April, 1994, was Vice President and Senior Vice President, Equity Management, of Reams Asset Management Company, Inc. from June, 1990 until March, 1994, and was Portfolio Manager of Loomis, Sayles & Co. until May, 1990. The global economic forecast is incorporated into the construction of scenarios firm-wide. The portfolio management team approves scenarios established for individual securities submitted by each analyst, and makes the final buy and sell decisions.


                             HOW TO PURCHASE SHARES


     Shares of the Fund are sold on a continuous basis at the next offering price after receipt of the order by the Fund. This price is based on the net asset value of the Fund and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern Standard Time) on each day the NYSE is open. See "DETERMINATION OF NET ASSET VALUE." The price at which your purchase will be effected is based on the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.


     The minimum initial investment required by the Fund is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.



     If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to seven business days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.


Initial Investment - Minimum $100,000


     You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to: Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142. For overnight deliveries, please use 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to decline an application in whole or in part.



     Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may change a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the appropriate Fund on a timely basis.



     In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:



               UMB Bank, n.a.
               ABA Number 101000 695
               For credit to Frontegra Funds, Inc.
               Account Number 9870610221
               For further credit to Frontegra Funds, Inc.
               (investor account number)
               (name or account registration)
               (social security or tax identification number)
               (identify which Fund to purchase)


The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.


Subsequent Investments - Minimum $1,000

     Additions to your account in amounts of $1,000 or more may be made by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

                              HOW TO REDEEM SHARES


     You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.


Written Redemption

     To request redemption of Fund shares, you must furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142. For written redemption requests sent via overnight delivery, please use 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. The request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $9 service fee for such redemptions.

Signature Guarantees


     Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares and (ii) redemption requests to be mailed or wired to other than the address of record. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings and loan associations, credit unions, brokerage firms and others.



     Your account may be terminated by a the Fund on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven business days of the redemption.



                               EXCHANGE PRIVILEGE


     You may exchange your shares in a the Fund for shares in any other Fund of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to:
Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142. For written exchange requests sent via overnight delivery, please use 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.


                         TAX-SHELTERED RETIREMENT PLANS


     The Company offers through its Custodian, UMB Bank, n.a., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of a the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.





            DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT



     The Fund intends to operate as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis. For federal income tax purposes, all dividends and net realized short-term capital gains distributed by the Fund are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.



     Dividends are usually distributed annually by the Fund. Capital gains are usually distributed annually in December. When a dividend or capital gain is distributed, THE Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to:
Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142. For overnight deliveries, please use 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.



     If you do not furnish the Fund with your correct social security number or employer identification number and/or the Fund receives notification from the IRS requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.


     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

                                 FUND EXPENSES


     The Fund is responsible for its own expenses, including, without limitation: interest charges; taxes; brokerage commissions; organizational expenses; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of issue, sale, repurchase or redemption of shares; expenses of printing and distributing prospectuses and annual and semi-annual reports to existing shareholders; charges of custodians; expenses for accounting, administrative, audit, and legal services; fees for directors who are not interested persons of Frontegra; expenses of fidelity bond coverage and other insurance; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

                        DETERMINATION OF NET ASSET VALUE


     The Fund's net asset value per share is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Standard Time) on each day the NYSE is open for business. The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed by Reams to reflect more accurately the fair market value of such securities; otherwise, actual sale or bid prices are used. Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Other exchange-traded securities (generally foreign securities) will be valued based on market quotations.



     Securities quoted in foreign currency will be valued in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily net asset value per share is determined. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of the Fund's net asset value on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Company. Certain of the securities holdings of the Fund may, from time to time, be listed primarily on foreign exchanges that trade on days other than those on which the NYSE is open for business (e.g., Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when investors cannot effect transactions in their accounts.


     Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors or its delegate.

                              SHAREHOLDER REPORTS


     You will be provided at least semi-annually with a report showing the Fund's holdings and annually after the close of the Fund's fiscal year, which ends July 31, with an annual report containing audited financial statements. An individual account statement will be sent to you by the Transfer Agent after each purchase or redemption of Fund shares you make, as well as on a monthly basis. You will also receive an annual statement after the end of the calendar year listing all transactions during such year.



     If you have questions about your account, you should call the Fund's Transfer Agent at 1-888-825-2100. Investors who have general questions about the Fund or the Company or desire additional information should write to Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142.


                                  ORGANIZATION


     The Company is an open-end investment company which was organized as a Maryland corporation on May 24, 1996. The Company is authorized to issue 200,000,000, $.01 par value shares, in addition to the 100,000,000, $.01 par value shares of the Fund, the 100,000,000, $.01 par value shares of the Frontegra Total Return Bond Fund and the 100,000,000, $.01 par value shares of the Frontegra Growth Fund. The assets belonging to each Fund will be held separately by the Custodian, and if the Company issues additional series, each additional series will be held separately. In effect, each series will be a separate fund.

     Each share, irrespective of series, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series of shares affected, and matters affecting only one series are voted upon only by that series. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.


     The Company will not hold annual shareholders meetings except when required by the Investment Company Act of 1940. The Company has adopted procedures in its Bylaws for the removal of Directors by the shareholders as well as by the Board of Directors. [As of January 1, 1998, __ persons owned a controlling interest in the Company.]


                       ADMINISTRATOR AND FUND ACCOUNTANT


     Pursuant to an Administration and Fund Accounting Agreement, Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202-5712, calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For the foregoing, the Administrator receives from the Fund a fee, computed daily and payable monthly based on the Fund's average net assets at the annual rate of 0.175% on the first $50,000,000 of average net assets and 0.04% of average net assets in excess of $50,000,000, subject to an annual minimum of $56,200, plus out of pocket expenses.


                          CUSTODIAN AND TRANSFER AGENT


     UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64141 acts as Custodian of the Fund's assets. Sunstone Investor Services, LLC, 207 E. Buffalo Street, Suite 315, P.O. Box 2142, Milwaukee, Wisconsin 53202-5712 acts as Dividend-Disbursing and Transfer Agent for the Fund.


                        COMPARISON OF INVESTMENT RESULTS


     The Fund may from time to time compare its investment results to various passive indices or other mutual funds and cite such comparisons in reports to shareholders, sales literature, and advertisements. The results may be calculated on the basis of average annual total return, total return or cumulative total return.



     All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period of a year or less. Cumulative total return simply reflects the Fund's performance over a stated period of time of greater than one year.






Average annual total return, total return, and cumulative total return, are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund. Additional information concerning the performance of the Fund appears in the Statement of Additional Information.



The Company reserves the right to change any of the policies, practices and procedures described in this prospectus with respect to the Fund, including the Statement of Additional Information, without shareholder approval except in those instances where shareholder approval is expressly required.

DIRECTORS

William D. Forsyth III
Thomas J. Holmberg, Jr.
David L. Heald


OFFICERS

William D. Forsyth III
Thomas J. Holmberg, Jr.


INVESTMENT ADVISER

Frontegra Asset Management, Inc.
400 Skokie Blvd.
Suite 500
Northbrook, IL  60062


SUB-ADVISER

Reams Asset Management Company, LLC
227 Washington Street
Columbus, IN  47201


CUSTODIAN

UMB Bank, n.a.

928 Grand Boulevard

Kansas City, Missouri 64141


DIVIDEND-DISBURSING AND TRANSFER AGENT

Sunstone Investor Services, LLC
207 East Buffalo Street, Suite 315
P.O. Box 2142
Milwaukee, WI  53201-2142


ADMINISTRATOR AND FUND ACCOUNTANT

Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, WI  53202-5712

AUDITORS

Ernst & Young, LLP
Sears Tower
233 South Wacker Drive
Chicago, IL  60606-6301


LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202

                                   PROSPECTUS
                                January 30, 1998


                             FRONTEGRA FUNDS, INC.

                             FRONTEGRA GROWTH FUND

                      c/o Sunstone Investor Services, LLC
                                 P. O. Box 2142
                        Milwaukee, Wisconsin 53201-2142


                                 1-888-825-2100

     The FRONTEGRA GROWTH FUND (the "Fund") is a series of FRONTEGRA FUNDS, INC., an open-end, management investment company, known as a mutual fund (the "Company").

     The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with mid- to large-sized market capitalizations. The Fund is 100% no-load. There are no sales, redemption or 12b-1 fees.

     This Prospectus sets forth concisely the information that you should be aware of prior to investing in the Fund. Please read this Prospectus carefully and retain it for future reference. Additional information regarding the Company and the Fund is included in the Statement of Additional Information dated January 30, 1998, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference. A copy of the Company's Statement of Additional Information is available without charge by writing to the Company at the address listed above or by calling, toll-free, 1-888-825-2100.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            Page

SUMMARY                                                                        1

    Investment Objective                                                       1
    Risk Factors                                                               1
    Investment Adviser                                                         1
    Purchases and Redemptions                                                  1
    Shareholder Services                                                       1

SUMMARY OF EXPENSES                                                            2

    Fee Tables                                                                 2
    Example                                                                    2

PRIOR PERFORMANCE OF NORTHERN                                                  3

INVESTMENT OBJECTIVES AND POLICIES                                             4

INVESTMENT TECHNIQUES AND RISKS                                                4

    Short-Term Fixed Income Securities                                         4
    Illiquid Securities                                                        5
    Repurchase Agreements                                                      5
    Foreign Securities and Currencies                                          5
    Derivative Instruments                                                     6
    Portfolio Turnover                                                         6

INVESTMENT RESTRICTIONS                                                        6

MANAGEMENT                                                                     6

HOW TO PURCHASE SHARES                                                         7

    Initial Investment - Minimum $100,000                                      8
    Subsequent Investments - Minimum $1,000                                    8

HOW TO REDEEM SHARES                                                           8

    Written Redemption                                                         9
    Signature Guarantees                                                       9

EXCHANGE PRIVILEGE                                                             9

TAX-SHELTERED RETIREMENT PLANS                                                 9

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT                        9

FUND EXPENSES                                                                 10

DETERMINATION OF NET ASSET VALUE                                              10

SHAREHOLDER REPORTS                                                           11

ORGANIZATION                                                                  11

ADMINISTRATOR AND FUND ACCOUNTANT                                             11


CUSTODIAN AND TRANSFER AGENT                                                  12

COMPARISON OF INVESTMENT RESULTS                                              12




NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

                                    SUMMARY

Investment Objective

     Frontegra Funds, Inc., an open-end, management investment company, currently is comprised of the Frontegra Growth Fund (the "Fund"), the Frontegra Total Return Bond Fund and the Frontegra Opportunity Fund. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this investment objective primarily through investment in a diversified portfolio of equity securities of companies with mid- to large-sized market capitalizations. The Fund's investments are subject to market risk and the value of its shares will fluctuate with changing market valuations of its portfolio holdings. See "INVESTMENT OBJECTIVES AND POLICIES" and "INVESTMENT TECHNIQUES AND RISKS."

Risk Factors

     The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle. The share price of the Fund is expected to fluctuate and may, at redemption, be worth more or less than the initial purchase price. Market risks associated with equity investments include the possibility that stock prices in general will decline over short or even extended periods. This risk is in addition to the risks inherent in individual stock selections. See "INVESTMENT TECHNIQUES AND RISKS" for more information.

Investment Adviser

     The Fund is managed by Frontegra Asset Management, Inc. ("Frontegra"), which supervises the management of the Fund's portfolio by the sub-adviser and administers the Company's business affairs. Investment advisory services are provided to the Fund by Northern Capital Management Incorporated ("Northern"). Northern primarily acts as investment adviser to institutional clients with assets under management totaling approximately $1.4 billion as of November 1, 1997. See "MANAGEMENT."

Purchases and Redemptions

     Shares of the Fund are sold and redeemed at net asset value without the imposition of any sales or redemption charges. The minimum initial investment required by the Fund is $100,000. The minimum subsequent investment is $1,000. These minimums may be changed or waived at any time at the discretion of the Fund. See "HOW TO PURCHASE SHARES" and "HOW TO REDEEM SHARES." Shares in the Fund may be exchanged for shares in other Funds of the Company at their respective net asset values.

Shareholder Services

     Questions regarding the Fund may be directed to the Company at the address and telephone number on the front page of this Prospectus.

                              SUMMARY OF EXPENSES

Fee Tables

     SHAREHOLDER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases             NONE
     Sales Load Imposed on Reinvested Dividends  NONE
     Deferred Sales Load Imposed on Redemptions  NONE
     Redemption Fees                             NONE
     Exchange Fees                               NONE

     ANNUAL OPERATING EXPENSES (after waivers or reimbursements) (as a percentage of average net assets)


     Management Fees                             0.80%
     12b-1 Fees                                   NONE
     Other Expenses (Net of Reimbursements)       NONE
                                                 -----
     TOTAL OPERATING EXPENSES                    0.80%
                                                 =====
     (After Waivers and/or Reimbursements)


     For the fiscal year ending October 31, 1998 and for an indefinite amount of time beyond that date, Frontegra has voluntarily agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's Total Operating Expenses do not exceed 0.80% of the Fund's average daily net assets. Because the Fund has not commenced operations prior to the date hereof, other expenses have been estimated and are presented net of waivers and reimbursements. Absent these reimbursements, the Other Expenses and Total Operating Expenses for the Fund
are estimated to be 0.55% and 1.35%, respectively.   For additional information
concerning fees and expenses, see "MANAGEMENT."

     The Fund will charge a service fee of $9 for redemptions effected via wire transfer, and $20 for checks that do not clear. See "HOW TO REDEEM SHARES."

Example

     You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end of each time period:

     1 Year....................         $ 8
     3 Years...................         $26

     The Fee Tables, including the Example, are included to assist you in understanding the various costs and expenses that an investor in the Fund bears directly or indirectly. The Example is based on the Total Operating Expenses specified in the table above. The amounts in the Example may increase absent the waivers or reimbursements. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The assumption in the Example of a 5% annual rate of return is required by regulations of the SEC applicable to all mutual funds. This return is hypothetical and should not be considered representative of past or future performance of the Fund.

                         PRIOR PERFORMANCE OF NORTHERN

     The following table shows the historical composite performance data for all of Northern's private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the NCM Equity Portfolio (the "Portfolio"), for the periods indicated. Since its inception, the Portfolio has shown an annual return of approximately 24.43%. The Portfolio has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended (the "Code"), and the Investment Company Act of 1940, as amended (the "1940 Act"), respectively. Consequently, the performance results for the Portfolio could have been adversely affected if the Portfolio had been regulated under the federal security and tax laws. The data is provided to illustrate the past performance of Northern in managing a substantially similar portfolio as measured against the Russell 1000 Growth Index, and the Standard & Poor's 500 Stock Index (the "S&P 500") and does not represent the performance of the Fund. Investors should not consider their performance data as an indication of the future performance of the Fund or Northern.

     Northern's performance information has been calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Portfolio, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. No leveraged positions were used. The monthly returns are geometrically linked to derive an annual total return.

     The investment results of the Portfolio presented below are unaudited and are not intended to predict or suggest the future returns of the Fund. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

                          NORTHERN CAPITAL MANAGEMENT
          NCM EQUITY PORTFOLIO PERFORMANCE HISTORY:  12/31/90-9/30/97


                   NCM Equity Portfolio   Russell 1000
      Year            Rate of Return     Growth Index(1)  S&P 500(2)
      ----         --------------------  ---------------  ----------
        1                 34.81               36.30         40.43
        3                 28.44               29.80         29.88
        5                 23.61               19.64         20.75
From Inception(3)         24.43               19.87         20.04

(1) The Russell 1000 Growth Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(2) The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(3)  The Portfolio commenced operations on December 31, 1990.

                      AVERAGE ANNUALIZED RETURN IN PERCENT


               NCM Equity Portfolio Composite Performance  24.43%
               Russell 1000 Growth Index                   19.87%
               S&P 500                                     20.04%

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective presented below may not be changed without shareholder approval. Since all investments are subject to inherent market risks, there is no assurance that this objective will be realized. Other investment restrictions which may not be changed without shareholder approval are contained in the Company's Statement of Additional Information. Except for the Fund's investment objective and the investment restrictions enumerated in the Company's Statement of Additional Information, the Fund's policies may be changed without a vote of the Fund's shareholders.

     The Fund's investment objective is long-term capital appreciation. The Fund will seek, under normal market conditions, to achieve its investment objective by investing its assets primarily in the equity securities of companies with mid- to large-sized market capitalizations. The Fund will invest at least 80% of its net assets in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depository receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch Investors Service, Inc. ("Fitch"). At least 65% of the Fund's total assets will normally be invested in equity securities of mid- to large-sized market capitalization companies, which for the purposes of this Fund are those companies with a market capitalization of $1 billion or more at the time of the Fund's investment. The Fund may invest up to 15% of its net assets directly in the securities of foreign issuers. It may also invest, without limitation, in foreign securities in domestic markets through depository receipts. However, as a matter of policy, the Fund intends to limit its total foreign exposure, including both direct investments and depository receipts, to no more than 25% of the Fund's net assets.

     In seeking to achieve the Fund's investment objective, Northern identifies companies with a market capitalization greater than $1 billion which have an historical earnings growth rate greater than the S&P 500. Northern then assesses the competitive position of each such company through fundamental research, including an evaluation of its products or services, its management, and the industry competition, and through Northern's proprietary price/growth analysis. A target price is then established for each security based on projected earnings growth relative to market expectations. The 45-55 securities with the highest expected rates of return would be among those securities selected for the Fund's portfolio. On average, a security will be held by the Fund for approximately 12 months. Securities are generally sold as a result of price appreciation, when they become less attractive on a risk/return basis relative to their growth prospects and other identified securities, or when the assumptions used in Northern's proprietary price/growth analysis change with respect to the security.

                        INVESTMENT TECHNIQUES AND RISKS

     In addition to the investment policies described above (and subject to certain restrictions described below), the Fund may invest in the following securities and employ the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Company's Statement of Additional Information.

Short-Term Fixed Income Securities

     The Fund may invest in short-term fixed income securities. Short-term fixed income securities must be rated at least A or higher by S&P, Moody's or Fitch or A- or higher by D&P. These securities (each of which has a stated maturity of one year or less from the date of purchase unless otherwise indicated) include: U.S. government securities, including bills, notes and bonds, differing as to maturity and rate of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities; certificates of deposit issued against funds deposited in a U.S. bank or savings and loan association; bank time deposits, which are monies kept on deposit with U.S. banks or savings and loan associations for a stated period of time at a fixed rate of interest; bankers' acceptances which are short-term credit instruments used to finance commercial transactions; commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch; or repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities. The Fund may also invest in the short-term investment fund of its custodial bank.

Illiquid Securities

     The Fund may invest up to 5% of the value of its net assets in illiquid securities. Illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws); securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended; and repurchase agreements with maturities in excess of seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell restricted securities. A considerable period of time may elapse between the time of the decision to sell a restricted security and the time the Fund may be permitted to sell under an effective registration statement or otherwise. If, during such a period, adverse conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. The Board of Directors of the Company, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines. The Board of Directors has adopted guidelines and delegated this determination to Northern.

Repurchase Agreements

     The Fund may enter into repurchase agreements with certain banks and non-bank dealers. In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to any security in which it may invest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Under certain circumstances, the Fund may deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Foreign Securities and Currencies

     The Fund may invest directly in foreign securities or indirectly through depository receipts. Depository receipts are typically issued by banks or trust companies evidencing ownership of the underlying foreign security. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investment. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S. Other risks inherent in foreign investment include: expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

     Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to various political and economic conditions.

Derivative Instruments

     The Fund may engage in options, futures and options on futures transactions which are sometimes referred to as derivative transactions. Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

     Derivative instruments may be used by the Fund for any lawful purpose consistent with the Fund's investment objective, including hedging or managing risk but not for speculation. Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, for example, securities, currencies, reference indexes or commodities. Derivatives generally have investment characteristics that are based upon either forward contracts or option contracts. The change in value of a forward-based derivative generally is proportional to the change in value of the underlying asset, while the change in value of an option-based derivative generally is related to favorable movements in the price of the underlying asset, without the corresponding exposure to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its potential obligations under its derivative positions. Such liquid assets may include cash, U.S. government securities and high grade liquid debt securities. The ability of the Fund to use derivatives effectively is largely dependent upon Reams' ability to use such instruments correctly which may involve different skills than are associated with securities generally. For a further discussion of derivative transactions, please see the Statement of Additional Information.

Portfolio Turnover

     Under normal market conditions, the Fund anticipates that its portfolio turnover rate will generally not exceed 150% and is expected to be between 75% and 150%. A portfolio turnover rate of 100% would occur, for example, if all of the securities held by the Fund were replaced within one year. In the event the Fund has a portfolio turnover rate of 150% or more in any year, it would result in the payment by the Fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT."

                            INVESTMENT RESTRICTIONS

     The Company has adopted several restrictions on the investments and other activities of the Fund that may not be changed without shareholder approval. For example, the Fund:

     (1) May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and
(ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

     (2) May not act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

     For additional investment restrictions, see the Company's Statement of Additional Information.

                                   MANAGEMENT

     Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The Company has entered into an investment advisory agreement with Frontegra Asset Management, Inc. dated October 30, 1996, as amended on December __, 1997 (the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. Frontegra has entered into an agreement with Northern

Capital Management Incorporated ("Northern") under which Northern serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

     Frontegra was organized in 1996 and is located at 400 Skokie Blvd., Suite 500, Northbrook, Illinois 60062. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra. Under the Investment Advisory Agreement, the Fund compensates Frontegra for its management services at the annual rate of 0.80% of the Fund's average daily net assets. For the fiscal year ending October 31, 1998 and for an indefinite amount of time beyond that date, Frontegra has voluntarily agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's Total Operating Expenses for the first twelve months do not exceed 0.80% of the Fund's average daily net assets. Any such waiver or reimbursement will have the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or reimbursed. For the fiscal year ending October 31, 1998, after waivers and reimbursements, these expenses are expected to total 0.80% of the Fund's average daily net assets.

     Northern is located at 8018 Excelsior Drive, Suite 300, Madison, Wisconsin 53717. Under the subadvisory agreement, Northern is compensated by Frontegra for its investment advisory services at the annual rate of (i) 0.25% of the Fund's average daily net assets prior to the first date when the Fund's average daily net assets exceed $200 million and (ii) 0.30% of the Fund's average daily net assets on and after the first date when the Fund's average daily net assets exceed $200 million. Northern provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker/dealers who execute the portfolio transactions. In executing such transactions, Northern seeks to obtain the best net results for the Fund.
While Northern has not previously provided investment advice to a mutual fund, Northern serves as investment adviser to pension and profit-sharing plans, institutional investors and private accounts. As of November 1, 1997, Northern had approximately $1.4 billion under management. United Asset Management Corporation owns 100% of the voting stock of Northern.

     The day-to-day management responsibilities for the Fund's portfolio are primarily handled by Northern's portfolio management team. The portfolio management team is managed primarily by Daniel T. Murphy and Brian A. Hellmer. The Fund's overall investment strategy, and portfolio allocation and risk parameters are determined by Northern's Investment Committee, which consists of Stephen L. Hawk and Messrs. Murphy and Hellmer. The prior five year business experience history for these individuals is as follows: Mr. Hawk, Chairman of Northern, has been with the firm since March 1983; Mr. Murphy, the President, Chief Investment Officer, Portfolio Manager and a Director of Northern, joined the firm in March 1995 and was a Senior Investment Analyst at Brinson Partners, Inc. from December 1989 to March 1995; and Mr. Hellmer, Senior Vice President and Director of Research of Northern, joined the firm in April 1996 and was an Investment Officer of Fleet Investment Advisors from July 1989 to April 1996. The portfolio management team reviews and approves the analyst's recommendations and makes the final buy and sell decisions. The Fund's portfolio is reviewed on a weekly basis by the Investment Committee.

                             HOW TO PURCHASE SHARES

     Shares of the Fund are sold on a continuous basis at the next offering price after receipt of the order by the Fund. This price is based on the net asset value of the Fund and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern Standard Time) on each day the NYSE is open. See "DETERMINATION OF NET ASSET VALUE." The price at which your purchase will be effected is based on the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

     The minimum initial investment required by the Fund is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

     If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to seven business days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000

     You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to: Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, Inc. (the "Transfer Agent"), P.O. Box 2142, Milwaukee, Wisconsin 53201-2142. For overnight deliveries, please use 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to decline an application in whole or in part.

     Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the appropriate Fund on a timely basis.

     In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

               UMB Bank, n.a.
               ABA Number 101000 695
               For credit to Frontegra Funds, Inc.
               Account Number 9870610221
               For further credit to Frontegra Funds, Inc.
               (investor account number)
               (name or account registration)
               (social security or tax identification number)
               (identify which Fund to purchase)

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000

     Additions to your account in amounts of $1,000 or more may be made by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

                              HOW TO REDEEM SHARES

     You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption

     To request redemption of Fund shares, you must furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142. For written redemption requests sent via overnight delivery, please use 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. The request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $9 service fee for such redemptions.

Signature Guarantees

     Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares and (ii) redemption requests to be mailed or wired to other than the address of record. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings and loan associations, credit unions, brokerage firms and others.

     Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven business days of the redemption.

                               EXCHANGE PRIVILEGE

     You may exchange your shares in the Fund for shares in any other Fund of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to:
Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142. For written exchange requests sent via overnight delivery, please use 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Funds or their shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

                         TAX-SHELTERED RETIREMENT PLANS

     The Company offers through its Custodian, UMB Bank, n.a., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

            DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

     The Fund intends to operate as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis. For federal income tax purposes, all dividends and net realized short-term capital gains distributed by the Fund are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     Dividends are usually distributed annually by the Fund. Capital gains are usually distributed annually in December. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to:
Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142. For overnight deliveries, please use 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

     If you do not furnish the Fund with your correct social security number or employer identification number and/or the Fund receives notification from the IRS requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

                                 FUND EXPENSES

     The Fund is responsible for its own expenses, including, without limitation: interest charges; taxes; brokerage commissions; organizational expenses; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of issue, sale, repurchase or redemption of shares; expenses of printing and distributing prospectuses and annual and semi-annual reports to existing shareholders; charges of custodians; expenses for accounting, administrative, audit, and legal services; fees for directors who are not interested persons of Frontegra; expenses of fidelity bond coverage and other insurance; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value per share is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Standard Time) on each day the NYSE is open for business. The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed by Northern to reflect more accurately the fair market value of such securities; otherwise, actual sale or bid prices are used. Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Other exchange-traded securities (generally foreign securities) will be valued based on market quotations.

     Securities quoted in foreign currency will be valued in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily net asset value per share is determined. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of the Fund's net asset value on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Company. Certain of the securities holdings of the Fund may, from time to time, be listed primarily on foreign exchanges that trade on days other than those on which the NYSE is open for business (e.g., Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when investors cannot effect transactions in their accounts.

     Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors or its delegate.

                              SHAREHOLDER REPORTS

     You will be provided at least semi-annually with a report showing the Fund's holdings and annually after the close of the Fund's fiscal year, which ends October 31, with an annual report containing audited financial statements. An individual account statement will be sent to you by the Transfer Agent after each purchase or redemption of Fund shares you make, as well as on a monthly basis. You will also receive an annual statement after the end of the calendar year listing all transactions during such year.

     If you have questions about your account, you should call the Fund's Transfer Agent at 1-888-825-2100. Investors who have general questions about the Fund or the Company or desire additional information should write to Frontegra Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142.

                                  ORGANIZATION

     The Company is an open-end investment company which was organized as a Maryland corporation on May 24, 1996. The Company is authorized to issue 200,000,000, $.01 par value shares, in addition to the 100,000,000, $.01 par value shares of the Fund, the 100,000,000, $.01 par value shares of the Total Return Bond Fund and the 100,000,000, $.01 par value shares of the Opportunity Fund. The assets belonging to each Fund will be held separately by the Custodian, and if the Company issues additional series, each additional series will be held separately. In effect, each series will be a separate fund.

     Each share, irrespective of series, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series of shares affected, and matters affecting only one series are voted upon only by that series. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.

     The Company will not hold annual shareholders meetings except when required by the Investment Company Act of 1940. The Company has adopted procedures in its Bylaws for the removal of Directors by the shareholders as well as by the Board of Directors. [As of January 1, 1998, __ persons owned a controlling interest in the Company.]

                       ADMINISTRATOR AND FUND ACCOUNTANT

     Pursuant to an Administration and Fund Accounting Agreement, Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202-5712, calculates the daily net asset value of each Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For the foregoing, the Administrator receives from the Fund a fee, computed daily and payable monthly based on the Fund's average net assets at the annual rate of 17-1/2 basis points on the first $50,000,000 of average net assets and 4 basis points of average net assets in excess of $50,000,000, subject to an annual minimum of $56,200, plus out of pocket expenses.

                          CUSTODIAN AND TRANSFER AGENT

     UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64141 acts as Custodian of the Fund's assets. Sunstone Investor Services, LLC, 207 E. Buffalo Street, Suite 315, P.O. Box 2142, Milwaukee, Wisconsin 53202-5712 acts as Dividend-Disbursing and Transfer Agent for the Fund.

                        COMPARISON OF INVESTMENT RESULTS

     The Fund may from time to time compare its investment results to various passive indices or other mutual funds and cite such comparisons in reports to shareholders, sales literature, and advertisements. The results may be calculated on the basis of average annual total return, total return or cumulative total return.

     All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period of a year or less. Cumulative total return simply reflects the Fund's performance over a stated period of time of greater than one year.

     Average annual total return, total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund. Additional information concerning the performance of the Fund appears in the Statement of Additional Information.

THE COMPANY RESERVES THE RIGHT TO CHANGE ANY OF THE POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS WITH RESPECT TO THE FUND, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

DIRECTORS

William D. Forsyth III
Thomas J. Holmberg, Jr.
David L. Heald


OFFICERS

William D. Forsyth III
Thomas J. Holmberg, Jr.


INVESTMENT ADVISER

Frontegra Asset Management, Inc.
400 Skokie Blvd.
Suite 500
Northbrook, IL  60062


SUB-ADVISER

Northern Capital Management Incorporated
8018 Excelsior Drive
Suite 300
Madison, Wisconsin  53717


CUSTODIAN

UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64141


DIVIDEND-DISBURSING AND TRANSFER AGENT

Sunstone Investor Services, LLC
207 East Buffalo Street, Suite 315
P.O. Box 2142
Milwaukee, WI  53201-2142


ADMINISTRATOR AND FUND ACCOUNTANT

Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, WI  53202-5712

AUDITORS

Ernst & Young, LLP
Sears Tower
233 South Wacker Drive
Chicago, IL  60606-6301


LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202




MW1-95750-5

                      STATEMENT OF ADDITIONAL INFORMATION

                             FRONTEGRA FUNDS, INC.
                        FRONTEGRA TOTAL RETURN BOND FUND
                           FRONTEGRA OPPORTUNITY FUND

                             FRONTEGRA GROWTH FUND





                                400 Skokie Blvd.
                                   Suite 500
                          Northbrook, Illinois  60062

                                 1-888-825-2100




     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of the Frontegra Total Return Bond Fund (the "Total Return Bond Fund"), the Frontegra Opportunity Fund (the "Opportunity Fund") and the Frontegra Growth Fund (the "Growth Fund"), each of which is a series of Frontegra Funds, Inc. (the "Company") (individually, a "Fund," and collectively, the "Funds"), dated January 30, 1998. Requests for copies of a Prospectus should be made by writing to the Company at the address listed above;, or by calling 1-888-825-2100.






















     This Statement of Additional Information is dated January 30, 1998

                            FRONTEGRA FUNDS, INC.

                              TABLE OF CONTENTS
                                                                        PAGE NO.




INVESTMENT RESTRICTIONS                                                       1
INVESTMENT POLICIES AND TECHNIQUES                                            2
    Illiquid Securities                                                       2
    Short-Term Fixed Income Securities                                        3
    Short Sales Against the Box                                               4
    Warrants                                                                  5
    Variable- or Floating-Rate Securities                                     5
    When-Issued Securities                                                    6
    Non-Investment Grade Debt Securities (Junk Bonds)                         6
    Hedging Strategies                                                        8
    Foreign Investment Companies                                             15
    Depositary Receipts                                                      15
    Lending of Portfolio Securities                                          15
    Mortgage-and Asset-Backed Securities                                     16
    Reverse Repurchase Agreements and Mortgage Dollar Rolls                  16
    Repurchase Agreements                                                    17
DIRECTORS AND OFFICERS                                                       17
PRINCIPAL SHAREHOLDERS                                                       19
INVESTMENT ADVISER                                                           19
FUND TRANSACTIONS AND BROKERAGE                                              21
CUSTODIAN                                                                    22
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT                                 22
TAXES                                                                        22
DETERMINATION OF NET ASSET VALUE                                             22
SHAREHOLDER MEETINGS                                                         23
PERFORMANCE INFORMATION                                                      23
    Total Return                                                             23
    Yield                                                                    23
    Volatility                                                               24
    Comparisons                                                              24
INDEPENDENT AUDITORS                                                         25
FINANCIAL STATEMENTS                                                         25
APPENDIX - BOND RATINGS                                                      26






No person has been authorized to give any information on or make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 30, 1998, and if given or made, such information or representations may not be relied upon as having been Authorized by the company. This Statement of Additional Information does not constitute an offer to sell securities in any state to any person to whom it is unlawful to make such offer in such state.

                            INVESTMENT RESTRICTIONS


  The investment objective of the Total Return Bond Fund is a high level of total return, consistent with the preservation of capital. The investment objective of the Opportunity Fund is capital appreciation. The investment objective of the Growth Fund is long-term capital appreciation. The investment objective and policies of each Fund are described in detail in each Prospectus under the caption "INVESTMENT OBJECTIVES AND POLICIES."



  The following is a complete list of each Fund's fundamental investment limitations which cannot be changed without shareholder approval.


     Each Fund:


      1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



      2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.


      3. May not issue senior securities, except as permitted under the 1940 Act.


      4. May not act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.


      5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).


      6. May not make loans if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.



      7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.


      8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

      9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

     With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

     The following are the Funds' non-fundamental operating policies which may be changed by the Board of Directors of the Company (the "Board of Directors") without shareholder approval.


     Each Fund may not:

      1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short [or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff,] and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

      2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

      3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.


      4. Purchase securities of other investment companies except in compliance with the 1940 Act.


      5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.


      6. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.







        7. [Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and] will not purchase securities when bank borrowings exceed 5% of its total assets.



        8. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


                       INVESTMENT POLICIES AND TECHNIQUES


     The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in each Prospectus under the caption "INVESTMENT TECHNIQUES AND RISKS."


Illiquid Securities


     The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and repurchase agreements with maturities in excess of seven days. However, none of the Funds will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Opportunity Fund and the Growth Fund do not currently intend to invest more than 5% of their respective net assets in illiquid securities. Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Directors has delegated to Frontegra Asset Management, Inc. ("Frontegra") the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed Frontegra to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.



     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Opportunity Fund and the Growth Fund should be in a position where more than 5% of the value of their respective net assets are invested in illiquid securities and the Total Return Bond Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.


Short-Term Fixed Income Securities


     The Total Return Bond Fund may invest without limitation in cash and short-term fixed income securities. The Opportunity Fund may invest up to 20% of its total assets in cash and short-term fixed income securities for any purpose and up to 100% of its total assets may be invested in such instruments for temporary defensive purposes. The Growth Fund intends to be fully invested at all times and accordingly will only hold cash or short-term fixed income securities to meet anticipated redemption requests, pending investment and to pay expenses which, in any case, generally will not exceed 20% of its total assets. The Growth Fund may, however, temporarily exceed this 20% limitation, but only in circumstances pending investment and only for short periods of time. Short-term fixed income securities are defined to include without limitation, the following:


      1. U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.


      2. Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to each Fund's restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.



      3. Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.


      4.   Repurchase agreements which involve purchases of debt securities.
           In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Funds may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Frontegra monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. Frontegra does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

      5. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.


      6. Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Funds at any time. Frontegra or a subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Frontegra or a subadviser, of comparable quality.


Short Sales Against the Box


     When Frontegra believes that the price of a particular security held by the Total Return Bond Fund or the growth fund may decline, it may make short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Total Return Bond Fund and the growth fund will limit its their transactions in short sales against the box to 5% of their respective net assets.

Warrants


     Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.


Variable- or Floating-Rate Securities


     The Total Return Bond Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.



     Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.



     Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.



     The Total Return Bond Fund will not invest more than 15% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.



     In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating or variable rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.


When-Issued Securities


     The Total Return Bond Fund may from time to time purchase securities on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.



     The Fund will maintain cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).





Non-Investment Grade Debt Securities (Junk Bonds)


     The Total Return Bond Fund may invest up to 25% of its net assets in junk bonds. While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities ratings.


     Effect of Interest Rates and Economic Changes. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.


     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.



     As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market, and accordingly so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.


     Payment Expectations. Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.


     Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bond securities will be more dependent on the subadviser's credit analysis than would be the case with investments in investment-grade debt securities. The subadviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The subadviser continually monitors the Fund's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.


     Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

     New and Proposed Legislation. Recent legislation has been adopted and, from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain junk bond securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investments in these securities over time. It is not currently possible to determine the impact of the recent legislation or the proposed legislation on the junk bond securities market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

Hedging Strategies


     General Description of Hedging Strategies. The Funds may engage in hedging activities, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge a Fund's holdings.



     Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments will be limited by tax considerations.



     General Limitations on Futures and Options Transactions. The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Funds includes the representation that the Funds will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Funds may hold other positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions (i.e., for speculative purposes) if aggregate initial margins and premiums paid do not exceed 5% of the net asset value of the respective Funds. In addition, none of the Funds will enter into futures contracts and options transactions if more than 50% of its net assets would be committed to such instruments.


     The foregoing limitations are not fundamental policies of the Funds and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

     Asset Coverage for Futures and Options Positions. Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

     Stock Index Options. Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.


     A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.



     A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of the subadviser to correctly predict movements in the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.


     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

     Certain Considerations Regarding Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

     The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

     Federal Tax Treatment of Options. Certain option transactions have special tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.


     If a Fund writes options other than qualified covered call options," as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.



     In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the Standard & Poor's 500 and 100 indexes would be "nonequity options" within the meaning of Code Section 1256.



     Futures Contracts. The Funds may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.


     An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the Futures Contract.

     Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures

Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.


     Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.



     There can be no assurance that a liquid market will exist at a time when the Funds seek to close out a Futures position. The Funds would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Funds' net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.



     A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.



     Options on Futures. The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.


     The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Funds use put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Funds' securities holdings against the risk of declining market prices.
The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.



     As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Funds will set aside in a segregated account at the Funds' custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

     The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Funds' successful use of options on Futures Contracts depends on the subadviser's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts."



     Federal Tax Treatment of Futures Contracts. For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.


     Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.


     Each Fund intends to operate as a "Regulated Investment Company" under Subchapter M of the Code, and therefore will not be liable for federal income taxes to the extent earnings are timely distributed. As a result of being a Regulated Investment Company, net capital gain that the Funds distribute to shareholders will retain their original capital gain character in the shareholders' individual tax returns.



     In order for each Fund to qualify for federal income tax treatment as a Regulated Investment Company, at least 90% of the gross income of each Fund for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities, and other income (including gains on options and futures contracts) derived with respect to the Fund's business of investing in stock or securities. In addition, gains realized on the sale or other disposition of securities or Futures Contracts held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. For purposes of applying these tests, any increase in value on a position that is part of a designated hedge will be offset by any decrease in value (whether or not realized) on any other position that is part of such hedge. It is anticipated that unrealized gains on Futures Contracts which have been open for less than three months as of the end of a Fund's fiscal year and which are recognized for tax purposes will not be considered gains on securities held less than three months for purposes of the 30% test.



     The Funds will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Funds' other investments and shareholders will be advised of the nature of the payments.



     Foreign Currency - Related Derivative Strategies - Special Considerations. The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Funds may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. A Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.


     For example, a Fund might use currency-related derivative instruments to "Lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when Frontegra or a subadviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a Fund. Furthermore, currency-related derivative instruments may be used for short hedges -- for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.



     In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it's anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.


     The Funds also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

     Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.





Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.






     When required by the SEC guidelines, a Fund will set aside permissible
liquid assets   in segregated accounts or otherwise cover its potential
obligations under currency-related derivatives instruments. To the extent a Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



     The decision to engage in a particular currency-related derivative instrument will reflect the portfolio manager's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objective and policies. In making such a judgment, the benefits and risks of the transaction will be weighed in the context of the Fund's entire portfolio and objective. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the portfolio manager's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund.



     A Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Funds reserve the right to use currency-related derivatives instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Foreign Investment Companies

     Some of the countries in which the Funds may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts


     As indicated in the Prospectus, the Opportunity Fund and the Growth Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of each Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.



     ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.


Lending of Portfolio Securities


     Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Funds do not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The

Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.


Mortgage-and Asset-Backed Securities


     The Total Return Bond Fund may invest in Mortgage- and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.


     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

     The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Total Return Bond Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

     The Total Return Bond Fund may also invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.


Reverse Repurchase Agreements and Mortgage Dollar Rolls


     The Total Return Bond Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

     The Total Return Bond Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.


     The reverse repurchase agreements and mortgage dollar rolls entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related reverse repurchase agreements or mortgage dollar roll. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement or mortgage dollar roll, the portfolio manager believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.


Repurchase Agreements


     The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Frontegra or a subadviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Funds may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.


                             DIRECTORS AND OFFICERS


     The directors and officers of the Company, together with information as to their principal business occupations during the last five years, and other information, are shown below. Each director who is deemed an "interested person," "as defined in the Investment Company Act of 1940 ("Investment
Company Act"), is indicated by an asterisk.


      *William D. Forsyth, III, Co-President, Treasurer, Assistant Secretary and a Director of the Company.

      Mr. Forsyth was born in 1963 and received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988. Mr. Forsyth has served as Co-President, Treasurer, Assistant Secretary, Portfolio Manager and a Director of Frontegra since May 1996. From July 1993 until the present, Mr. Forsyth has also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm. From April


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

      1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment advisor, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank. Mr. Forsyth received his CFA designation in 1991.

      *Thomas J. Holmberg, Jr., Co-President, Secretary, Assistant Treasurer and a Director of the Company.

      Mr. Holmberg was born in 1958 and received his B.A. in Economics from the College of William and Mary in 1980 and his M.P.P.M. from Yale University in 1987. Mr. Holmberg has served as Co-President, Secretary, Assistant Treasurer, Portfolio Manager and a Director of Frontegra since May 1996. From July 1993 until the present, Mr. Holmberg has also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm. From February 1989 until July 1993, Mr. Holmberg served as a Partner of, and Account Manager for, Brinson Partners, Inc., an investment advisor. From July 1987 until January 1989, Mr. Holmberg served as an associate in the fixed income sales area of Goldman, Sachs, and from May 1986 until August 1986, he served as a summer associate in the corporation finance area of Lehman Brothers. Mr. Holmberg received his CFA designation in 1991.

      David L. Heald, a Director of the Company.


      Mr. Heald was born in 1943 and received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969. Mr. Heald has been a principal of Consulting Fiduciaries, Inc. ("CFI"), a registered investment adviser, since August of 1994. CFI provides professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.



     The address of Mr. Forsyth and Mr. Holmberg is Frontegra Asset Management, Inc., 400 Skokie Blvd., Suite 500, Northbrook, Illinois 60062. Mr. Heald's address is 2745 Riverwoods Road, Riverwoods, Illinois 60015.



     As of November 1, 1997, officers and directors of the Company owned 25 shares of common stock of the Total Return Bond Fund, 8 shares of common stock of the Opportunity Fund and no shares of common stock of the Growth Fund. Directors and officers of the Company who are also officers, directors, employees, or shareholders of Frontegra do not receive any remuneration from the Funds for serving as directors or officers.

     The following table provides information relating to compensation paid to directors of the Company for their services as such for the fiscal year ended October 31, 1997:


Name                Cash Compensation(1)  Other Compensation  Total
----                --------------------  ------------------  ------

David L. Heald             $2,000                  $0         $2,000

All directors as a         $2,000                  $0         $2,000
group (3 persons)

______________


(1)The director who is not deemed an "interested person," as defined in the Investment Company Act, will receive $500 for each Board of Directors meeting he attends. At such time as the Company's assets equal or exceed $100,000,000, the disinterested director will receive $2,500 for each Board of Directors meeting attended. The Board intends to hold 4 meetings during fiscal 1998, and the Funds are not expected to have assets equal to or exceeding $100,000,000 during such time. Thus, the disinterested director described above is expected to receive $2,000 during such time period. The disinterested director may invest his compensation in shares of the Funds.


                             PRINCIPAL SHAREHOLDERS


     As of January 1, 1998, the following persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of each Fund:




     Name and Address           Fund            No. Shares      Percentage
     ----------------           ----            ----------      ----------
                                               [to come]





    As of November 1, 1997, no person owned a controlling interest in the Company. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Company.




                               INVESTMENT ADVISER


     Frontegra Asset Management, Inc. ("Frontegra") is the investment adviser to the Funds. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr., each own 50% of Frontegra. A brief description of the Funds' investment advisory agreements are set forth in the Prospectus under "MANAGEMENT."



     The advisory agreement between Frontegra and the Total Return Bond
Fund, the Opportunity Fund and the Growth Fund is dated October 30, 1996, as amended on December __, 1997 (the "Advisory Agreement"). The Advisory Agreement had an initial term of two years and is required to be approved annually by the Board of Directors of the Company or by vote of a majority of each of the Fund's outstanding voting securities (as defined in the Investment Company Act). Each annual renewal must also be approved by the separate vote of the Company's disinterested director, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the vote of the company's disinterested director on October 9, 1996 and by the initial shareholders of the Total Return Bond Fund and the Opportunity Fund on October 9, 1996 and the initial shareholders of the Growth Fund on December __, 1997. The Advisory Agreement was most recently approved by the disinterested director on December __, 1997. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Company, by vote of a majority of each of the Fund's outstanding voting securities or by Frontegra, and will terminate automatically in the event of its assignment.



     Under the terms of the Advisory Agreement, Frontegra supervises the management of the Funds' investments and business affairs, subject to the supervision of the Company's Board of Directors. At its expense, Frontegra provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds. As compensation for its services, the Opportunity Fund pays to Frontegra a monthly advisory fee at the annual rate of 0.65% of the average daily net asset value of the Fund and, the Total Return Bond Fund pays to Frontegra a monthly advisory fee at the annual rate of 0.40% of the average daily net asset value of the Fund and the Growth Fund pays to Frontegra a monthly advisory fee at the annual rate of 0.80% of the average daily net asset value of the Fund. From time to time, Frontegra may voluntarily waive all or a portion of its management fee for the Funds. For the year ended October 31, 1997, Frontegra voluntarily agreed to waive its management fee and/or reimburse the operating expenses of the Total Return Bond Fund to the extent necessary to ensure that the Total Return Bond Fund's total operating expenses did not exceed 0.50% of the Fund's average daily net assets. Frontegra has voluntarily agreed to continue this waiver/reimbursement policy for the year ending October 31, 1998, and for an indefinite period of time thereafter. During the year ended October 31, 1997, Frontegra received no compensation from the Total Return Bond Fund for its services under the Advisory Agreement. The amounts received by Frontegra for such services would have been $73,665 for the Total Return Bond Fund had Frontegra not waived a portion of its fees during the year ended October 31, 1997. For the fiscal year ending July 31, 1998, and for an indefinite amount of time thereafter, Frontegra has voluntarily agreed to waive its management fee and/or reimburse the operating expenses of the Opportunity Fund to the extent necessary to ensure that such Fund's total operating expenses do not exceed 0.90% of such Fund's daily net assets. For the fiscal year ending October 31, 1998, and for an indefinite amount of time thereafter, Frontegra has voluntarily agreed to waive its management fee and/or reimburse the operating expenses of the Growth Fund to the extent necessary to ensure that such Fund's total operating expenses do not exceed .80% of such Fund's average daily net assets. The organizational expenses of the Total Return Bond Fund and the Opportunity Fund were advanced by Frontegra and will be reimbursed by the Funds over a period of not more than 60 months. The organizational expenses were approximately $38,000 for the Total Return Bond Fund and $40,000 for the Opportunity Fund. The organizational expenses for the Growth Fund will be advanced by Frontegra and will be reimbursed by the Fund over a period of not more than 60 months and are estimated to be $40,000.



     The Advisory Agreement requires Frontegra to reimburse the Funds in the event that the expenses and charges payable by the Funds in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed those set forth in any statutory or regulatory formula, if any, prescribed by any state in which shares of the Funds are registered. Such excess is determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Funds by reduction of Frontegra's fee, subject to later adjustment, month by month, for the remainder of the Funds' fiscal year. Frontegra may from time to time voluntarily absorb expenses for the Funds in addition to the reimbursement of expenses in excess of applicable limitations. Due to the passage of the National Securities Markets Improvement Act of 1996, these provisions of the Advisory Agreement are no longer applicable with respect to state requirements.



     Frontegra has entered into an agreement with Reams Asset Management Company, LLC ("Reams") under which Reams serves as the portfolio manager of the Total Return Bond Fund and the Opportunity Fund and, subject to Frontegra's supervision, manages the portfolio assets of the Total Return Bond Fund and the Opportunity Fund. (Reams operated as a corporation (Reams Asset Management Company, Inc.) from its founding in 1981 until March 31, 1994, when it became an Indiana limited liability company (LLC), with no change in principals, employees or clients.) Under this agreement, and with certain exceptions described herein, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.45% of the Opportunity Fund's average daily net assets and 0.20% of the Total Return Bond Fund's average daily net assets. In recognition of the economies of scale that will be gained by such Funds and Frontegra, and with the exception of defined contribution or 401(k) investments in such Funds, for initial investments of over $15 million Frontegra will compensate Reams an extra 0.10% of the average daily net assets of such investments. Frontier Partners, Inc., an affiliate of Frontegra, acts as a third party solicitor on behalf of Reams and has a 2.2% nonvoting ownership interest in Reams. Mr. Fred W. Reams owns units representing a majority of the voting rights of reams.



     Frontegra has also entered into an agreement with Northern Capital Management Incorporated ("Northern") under which Northern serves as the portfolio manager of the Growth Fund and, subject to Frontegra's supervision, manages the Growth Fund's portfolio assets. Under this agreement, Northern is compensated for its advisory services at the annual rate of 0.__% of the Growth Fund's average daily net assets. Frontier Partners, Inc., an affiliate of Frontegra, acts as a third party solicitor on behalf of Northern. United Asset Management owns 100% of the voting stock of Northern.


                        FUND TRANSACTIONS AND BROKERAGE


     Reams and Northern (the "Subadvisers") are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. The Subadvisers seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Subadvisers or the Funds. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transactions. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Subadvisers consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.




     The Total Return Bond Fund paid no brokerage commissions for the fiscal year ended October 31, 1997. As of the date hereof, neither the Opportunity Fund nor the Growth Fund have completed a full year of operations.



     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).



     In selecting brokers, the Subadvisers consider investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Subadvisers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Funds. The Subadvisers believe that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Subadvisory Agreements provide that such higher commissions will not be paid by the Funds unless (a) the Subadvisers determine in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Subadvisers' overall responsibilities with respect to the accounts as to which they exercise investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Subadvisory Agreements; and (c) in the opinion of the Subadvisers, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term. The investment advisory fees paid by the Funds under the Advisory Agreement are not reduced as a result of the Subadvisers' receipt of research services.



     The Subadvisers place portfolio transactions for other advisory accounts managed by the Subadvisers. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Subadvisers in servicing all of its accounts; not all of such services may be used by the Subadvisers in connection with the Funds. The Subadvisers believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Subadvisers believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. The Subadvisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Subadvisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.






     Each Fund anticipates that its portfolio turnover rate will not exceed 125%, and is expected to be between 75% and 125%. The annual portfolio turnover rate indicates changes in each Fund's securities holdings; for instance, a rate of 100% would result if all the securities in a portfolio (excluding securities whose maturities at acquisition were one year or less) at the beginning of an annual period had been replaced by the end of the period. The turnover rate may vary from year to year, as well as within a year, and may be affected by portfolio sales necessary to meet cash requirements for redemptions of the Funds' shares.


                                   CUSTODIAN


     As custodian of the Funds' assets, UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64141, has custody of all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.


                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT


     Sunstone Investor Services, LLC ("SIS") acts as transfer agent and dividend-disbursing agent for the Funds. SIS is compensated based on an annual fee per open account of $14, plus out-of-pocket expenses such as postage and printing expenses in connection with shareholder communications, subject to a minimum fee of $12,000.


                                     TAXES


     Each Fund will be treated as a separate entity for Federal income tax purposes since the Tax Reform Act of 1986 requires that all portfolios of a series fund be treated as separate taxpayers. As indicated under "DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND TAX TREATMENT" in the Prospectus, each
Fund intends to qualify annually as a "regulated investment company" under the Code. This qualification does not involve government supervision of the Funds' management practices or policies.



     A dividend or capital gain distribution received shortly after the purchase of shares reduces the net asset value of shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gains on sales of securities when realized and distributed are taxable as capital gains. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investment although taxable as stated above.


                        DETERMINATION OF NET ASSET VALUE


     As set forth in the Prospectus under the same caption, the net asset value of each of the Funds will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The Funds do not determine net asset value on days the New York Stock Exchange is closed and at other times described in the Prospectus. The New York Stock Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Martin Luther King, Jr. Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                              SHAREHOLDER MEETINGS

     Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Investment Company Act.


     The Company's Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.


                            PERFORMANCE INFORMATION


     As described in the "COMPARISON OF INVESTMENT RESULTS" section of the Funds' Prospectus, the Funds' historical performance or return may be shown in the form of various performance figures. The Funds' performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Funds' performance include general market conditions, operating expenses and investment management.


Total Return

     The average annual total return of each Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                 P(1+T)  = ERV


              P  =  a hypothetical initial payment of $1,000.
              T  =  average annual total return.
              n
                 =  number of years.

            ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.


Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Yield


     The Total Return Bond Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for the Fund is based on a one month or 30-day period. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                              YIELD = 2[(a-b +1) -1]
                                         cd

     Where:  a  =  dividends and interest earned during the period.
             b  =  expenses accrued for the period (net of reimbursements).
             c  =  the average daily number of shares outstanding
                   during the period that were entitled to receive dividends.
             d  =  the maximum offering price per share on the last day of the period.

Volatility


     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.


Comparisons


     From time to time, in marketing and other Fund literature, the Funds' performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.



     The Funds' performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.



     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of or selections from, editorials or articles about the Funds. Sources for Fund performance and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.



     The Funds may compare their performance to a wide variety of indices and measures of inflation including the S&P 500, the NASDAQ Over-the-Counter Composite Index, the Russell 2500 Index, the Russell 1000 Growth Index and the Lehman Aggregate Bond Index. There are differences and similarities between the investments that the Funds may purchase for their respective portfolios and the investments measured by these indices.



     Investors may want to compare the Funds' performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

Investors may also want to compare performance of the Funds to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


                              INDEPENDENT AUDITORS

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, IL 60606-6301, have been selected as the independent auditors for the Funds. Ernst & Young will audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting auditing, tax and advisory services when engaged to do so by the Funds.

                              FINANCIAL STATEMENTS

     Unaudited financial statements of the Total Return Bond Fund for the period from November 25, 1996 (commencement of operations) to April 30, 1997 are incorporated herein by reference to the Company's Semi-Annual Report to Shareholders. The Semi-Annual Report is available without charge by writing to the Company, c/o Sunstone Investor Services, LLC, P.O. Box 2142, Milwaukee, Wisconsin 53201-2142 or by calling, toll-free, 1-888-825-2100.

                                  APPENDIX

                                BOND RATINGS


                        STANDARD & POOR'S DEBT RATINGS


     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:


      1. Likelihood of default --capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.



      2.   Nature of and provisions of the obligation;



      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


INVESTMENT GRADE


     AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.



     AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.



     A Debt rated S&P 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.



     BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


SPECULATIVE GRADE


     Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The
'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.



     B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.



     CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.



     CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.



     C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.



     CI The rating 'CI' is reserved for income bonds on which no interest is being paid.



     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.




                       MOODY'S LONG-TERM DEBT RATINGS



     Aaa - Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICE, INC. BOND RATINGS


     Fitch investment grade bond and preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner.



     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.


     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.


     Bonds and preferred stock carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.


     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


      AAA Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.



      AA Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.



      A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.



      BBB Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred stock will fall below investment grade is higher than for securities with higher ratings.



     Fitch speculative grade bond or preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for issues not in default. For defaulted bonds or preferred stock, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.



     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.



     Bonds or preferred stock that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.



      BB Bonds or preferred stock are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.



      B Bonds or preferred stock are considered highly speculative. While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's OBLIGOR'S limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.



      CCC Bonds or preferred stock have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.



      CC Bonds or preferred stock are minimally protected. Default in payment of interest and/or principal seems probable over time.



      C Bonds or preferred stock are in imminent default in payment of interest or principal or suspension of preferred stock dividends is imminent.



      DDD,
      DD
      and D Bonds are in default on interest and/or principal payments or preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these securities, and 'D' represents the lowest potential for recovery.

                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS


     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial \characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.



     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the
nature of covenant protection.   Review of indenture restrictions is important
to the analysis of a company's operating and financial constraints. From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch Status results from a need to notify investors and the issuer that there are conditions present leading us to reevaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch Status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the uncertain designation means a rating may be raised or lowered.



     The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash" Flow "Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.


RATING SCALE DEFINITION



         Highest credit quality.  The risk factors are negligible, being only
AAA      slightly more than for risk-free U.S. Treasury debt.
--------------------------------------------------------------------------------
AA+
AA       High credit quality.  Protection factors are strong.  Risk is modest, but may AA vary slightly from time to time because of economic
AA-      conditions.
--------------------------------------------------------------------------------
A
         Protection factors are average but adequate.  However, risk factors
A-       are more A variable and greater in periods of economic stress.
--------------------------------------------------------------------------------
BBB+
BBB      Below average protection factors but still considered sufficient for prudent investment.  Considerable variability in risk during
BBB-     economic cycles.
--------------------------------------------------------------------------------
BB+      Below investment grade but deemed likely to meet obligations when due.
BB       Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes.  Overall
BB-      quality may move up or down frequently within this category.
--------------------------------------------------------------------------------
B+       Below investment grade and possessing risk that obligations will not
B        be met when due.  Financial protection factors will fluctuate widely
B-       according to economic cycles, industry conditions and/or
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
--------------------------------------------------------------------------------
CCC      Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.  Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
--------------------------------------------------------------------------------
DD       Defaulted debt obligations.  Issuer failed to meet scheduled principal
DP       and/or interest payments.
         Preferred stock with dividend arrearages.
--------------------------------------------------------------------------------

                             SHORT-TERM RATINGS


              Standard & Poor's Commercial Paper Ratings



     A Standard & Poor's commercial paper rating is a current assessment the likelihood of timely payment of debt considered short-term in the relevant market.



     Ratings graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:


     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.


     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


     B Issues rated 'B' are regarded as having only speculative capacity for timely payment.


     C This rating is assigned to short-term debt obligations with doubtful capacity for payment.


     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


                    Moody's Commercial Paper Ratings


     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.



     Moody's commercial paper ratings are opinions on the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.


     Issuers rated Not Prime do not fall within any of the Prime rating categories.

                Fitch Investors Service, Inc. Short-Term Ratings


     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.



     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


      F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


      F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.



      F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.


      F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      D Default. Issues assigned this rating are in actual or imminent payment default.

      LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                  Duff & Phelps, Inc. Short-Term Debt Ratings


     Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.



     The distinguishing feature of Duff & Phelps short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.



     From time to time, Duff & Phelps places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable.



     The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded: the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.




Rating Scale:  Definition
-------------  ----------
               High Grade
               ----------
D-1+           Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1            Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

D-1-           High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.
               Risk factors are very small.

               Good Grade
               ----------
D-2            Good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

               Satisfactory Grade
               ------------------
D-3            Satisfactory liquidity and other protection factors qualify issue as to investment grade.  Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

               Non-investment Grade
               --------------------
D-4            Speculative investment characteristics.  Liquidity is not sufficient to insure against disruption in debt service.
               Operating factors and market access may be subject to a high degree of variation.

               Default
               -------
D-5            Issuer failed to meet scheduled principal and/or interest payments.

                                   PART C

                              OTHER INFORMATION

Item 24.  Financial Statements and Exhibits



      (a) Financial Statements (included in Parts A and B, or incorporated by reference therein)

           Schedule of Investments

           Statement of Assets and Liabilities

           Statement of Operations

           Statement of Changes in Net Assets

           Financial Highlights

           Notes to Financial Statements

           Report of Independent Accountants

      (b)  Exhibits

            (1)  (a) Registrant's Articles of Incorporation(1)

                 (b)  Articles of Amendment to the
                      Registrant's Articles of Incorporation dated
                      ____________, 1998(3)

            (2)  Registrant's By-Laws(1)

            (3)  None

            (4)  None

            (5.1) (a) Investment Advisory Agreement dated
                      October 30, 1996(2)

                  (b) Amendment to Investment Advisory Agreement
                      dated as of January 30, 1998(3)

            (5.2) Subadvisory Agreement between Frontegra and
                  Reams dated October 30, 1996(2)

            (5.3) Subadvisory Agreement between Frontegra and
                  Northern dated as of January 30, 1998(3)

            (6)  None

            (7)  None

            (8)  (a)  Custodian Agreement with UMB Bank, n.a.(2)

                 (b)  Amendment to Custodian Agreement with
                      UMB Bank, n.a., dated as of January 30, 1998(3)

           (9.1) Transfer Agency Agreement with Sunstone
                 Investor Services, LLC(2)

                 (b)  Amendment to Transfer Agency
                      Agreement with Sunstone Investor Services, LLC dated as of January 30, 1998(3)


           (9.2) (a) Administration and Fund Accounting
                     Agreement with Sunstone Financial Group, Inc.(2)

                 (b) Amendment to Administration and Fund
                     Accounting Agreement with Sunstone Financial Group, Inc.
                     dated as of January 30, 1998(3)

            (10) Opinion and Consent of Godfrey & Kahn, S.C.(3)

            (11) None

            (12) None

            (13) Subscription Agreements(2)

            (14) None

            (15) None

            (16) Schedule for Computation of Performance
                 Quotations(3)

            (17) Financial Data Schedule(4)

            (18) None

            (19) Powers of Attorney for Directors and Officers
                 (see signature page)

______________________

(1) Incorporated by reference to Registrant's Form N-1A as filed with the Commission on July 2, 1996.
(2) Incorporated by reference to Registrant's Form N-1A as filed with the Commission on October 11, 1996.
(3)  To be filed by amendment.
(4) Incorporated by reference to Registrant's Semi-Annual N-SAR as filed with the Commission on June 24, 1997.


Item 25.  Persons Controlled by or under Common Control with Registrant

          Registrant neither controls any person nor is under common control with any other person.

Item 26.  Number of Holders of Securities



                                               Number of Record Holders
         Title of Securities                         January 1, 1998
         -------------------                   ------------------------
          Common Stock, $.01 par value 2



Item 27.  Indemnification

          Article VI of Registrant's By-Laws provides as follows:



                           ARTICLE VI INDEMNIFICATION

           The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 28.  Business and Other Connections of Investment Adviser

          None.

Item 29.  Principal Underwriters

          (a) None

          (b) None

          (c) None

Item 30.  Location of Accounts and Records


               All accounts, books or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Frontegra Asset Management, Inc., Registrant's investment adviser, at Registrant's corporate offices, except (1) records held and maintained by UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64141, relating to its function as custodian and (2) records held and maintained by Sunstone Financial Group, Inc., 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, relating to its function as transfer agent, administrator, and fund accountant.


Item 31.  Management Services

               All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  Undertakings.


               Registrant undertakes to furnish each person to whom a prospectus or statement of additional information is delivered with a copy of the Registrant's latest semi-annual or annual report to shareholders, without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the
City of Chicago and State of Illinois on the 14TH day of November   ,
1997.


                                        FRONTEGRA FUNDS, INC. (Registrant)


                                        By:  /s/ William D. Forsyth III
                                             --------------------------
                                             William D. Forsyth III
                                             Co-President



     Each person whose signature appears below constitutes and appoints William
D. Forsyth III and Thomas J. Holmberg, Jr., and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments to this Registration Statement and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.


        Name                           Title                    Date
        -----                          -----                    ----

/s/ William D. Forsyth III   Co-President and a Director  November 6, 1997
---------------------------
William D. Forsyth III


/s/ Thomas J. Holmberg, Jr.  Co-President and a Director  November 14, 1997
---------------------------
Thomas J. Holmberg, Jr.


/s/ David L. Heald           Director                     November 14, 1997
---------------------------
David L. Heald

                                 EXHIBIT INDEX


Exhibit No.       Exhibit
-----------       -------
      (1)  (a)  Registrant's Articles of Incorporation(1)


           (b)  Articles of Amendment to the Registrant's
                Articles of Incorporation dated ____________, 1998

      (2)  Registrant's By-Laws(1)

      (3)  None

      (4)  None

     (5.1) (a) Investment Advisory Agreement dated October 30, 1996(2)

           (b) Amendment to Investment Advisory Agreement dated as of January 30, 1998(3)

     (5.2) Subadvisory Agreement between Frontegra and Reams dated
           October 30, 1996(2)

     (5.3) Subadvisory Agreement between Frontegra and Northern dated as of January 30, 1998(3)

      (6)  None

      (7)  None

      (8)  (a) Custodian Agreement with UMB Bank, n.a.(2)

           (b) Amendment to Custodian Agreement with UMB
               Bank, n.a., dated as of January 30, 1998(3)

     (9.1) (a) Transfer Agency Agreement with Sunstone Investor
               Services, LLC(2)

           (b) Amendment to Transfer Agency Agreement with
               Sunstone Investor Services, LLC dated as of January 30,
               1998(3)

     (9.2) (a) Administration and Fund Accounting Agreement with
               Sunstone Financial Group, Inc.(2)

           (b) Amendment to Administration and Fund Accounting
               Agreement with Sunstone Financial Group, Inc. dated as of
               January 30, 1998 (3)

      (10) Opinion and Consent of Godfrey & Kahn, S.C.(3)

      (11) None

      (12) None

      (13) Subscription Agreements

      (14) None

      (15) None

      (16) Schedule for Computation of Performance Quotations(3)

      (17) Financial Data Schedule(4)


      (18) None

      (19) Powers of Attorney for Directors and Officers (see signature page)

______________________

(1) Incorporated by reference to Registrant's Form N-1A as filed with the Commission on July 2, 1996.
(2) Incorporated by reference to Registrant's Form N-1A as filed with the Commission on October 11, 1996.
(3)  To be filed by amendment.
(4) Incorporated by reference to Registrant's Semi-Annual N-SAR as filed with the Commission on June 24, 1997.